2016 Investor and Analyst Day September 12, 2016

SAFE HARBOR 1 Please note that in this presentation, we may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Such discussion and statements will often contain words such as “expect,” “anticipate,” “believe,” “intend,” “plan” and “estimate,” and include, without limitations, statements regarding the Company's adjusted EBITDA and adjusted diluted earnings per share, expected or estimated revenue, meeting financial and/or strategic, organic goals and objectives, segment earnings, net interest expense, income tax provision, cash flow from operations, full year cash taxes, capital expenditures, restructuring costs and other non-cash charges, the outlook for the Company's markets and the demand for its products, consistent profitable growth, free cash flows, future revenues, gross, operating and EBITDA margin requirements and expansion, organic net sales growth, performance trends, bank leverage ratios, the success of new product introductions, growth in costs and expenses, the impact of commodities and currencies costs, the Company's ability to manage its risk in these areas, the Company’s ability to identify, hire and retain executives and other qualified employees, the Company’s assessment over its internal control over financial reporting, and the impact of acquisitions, divestitures, restructurings, and other unusual items, including the Company's ability to raise new debt and equity and to integrate and obtain the anticipated results and synergies from its consummated acquisitions. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation also contains unaudited “comparable” financial information which assumes full period contribution of all the Company’s acquired businesses to date: the Chemtura AgroSolutions business of Chemtura Corporation and Percival S.A., or Agriphar, acquired in 2014; Alent plc, Arysta LifeScience Ltd, and the Electronic Chemicals and Photomasks businesses of OM Group, Inc. acquired in 2015; and OMG Electronic Chemicals (M) Sdn Bhd acquired in 2016. This combined information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company’s acquisitions been completed as of the dates indicated, or that may be achieved in the future. Historical financial results and information included herein relating to these acquired businesses were derived from public filings, when applicable, and/or information provided by management of these businesses prior to their acquisitions by the Company. Although we believe it is reliable, this information has not been verified, internally or independently. In addition, financial information for some of these acquired businesses was historically prepared in accordance with non-GAAP accounting methods, and may or may not be comparable to the Company’s financial statements. Consequently, there is no assurance that the financial results and information for these legacy businesses included herein are accurate or complete, or representative in any way of the Company’s actual or future results as a consolidated company. Industry, market and competitive position data described in this presentation were obtained from our own internal estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. While Platform believes its internal estimates and research are reliable and the market definitions are appropriate, such estimates, research and definitions have not been verified by any independent source. You are cautioned not to place undue reliance on this data.

NON-GAAP INFORMATION 2 For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. To supplement the financial measures prepared in accordance with GAAP, Platform has provided in this presentation non-GAAP financial measures, including comparable sales, adjusted EBITDA, comparable adjusted EBITDA, comparable capital expenditures and comparable cash flow. We also present our results of operations on a comparable constant currency basis. Management believes that these measures provide useful information to investors by excluding certain items that it believes are not representative of the Company's business and including other items that it believes are useful in evaluating the Company's business; thereby providing a more complete understanding of the Company's operational results and a meaningful comparison of the Company's performance between periods and to its peers. When reconciled to the corresponding GAAP measures, these non-GAAP measures also help the Company's investors to understand the long-term profitability trends of its businesses. Finally, these non-GAAP measures address questions the Company routinely receives from securities analysts, investors and other interested parties in the evaluation of companies in our industry and, in order to assure that all investors have access to the same data, the Company has determined that it is appropriate to make this data available to all. Non-GAAP financial measures are however not prepared in accordance with GAAP, as they exclude certain items as described herein, and may not be indicative of the results that the Company expects to recognize for future periods. In addition, these non-GAAP financial measures may differ from measures that other companies may use. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in the appendices of this presentation. The Company only provides guidance, organic sales growth and synergy potential on a non-GAAP basis and does not provide reconciliations of such forward-looking non-GAAP measures to GAAP, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for restructuring, integration and acquisition-related expenses, share-based compensation amounts, adjustments to inventory and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Financial Overview – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 3

CHAIRMAN’S UPDATE 4  Welcome and Introduction  Leadership and Progress Update  $600m Series B Preferred Update − Convertible in October 2016 for 22.1 million shares plus cash make-whole which has a current value of ~$400m(1) (for total value of $600m) − Alternative Option 1: Defer until up to April 2017 − Alternative Option 2 (new): − 5.5 million shares issued upon conversion; − $460m cash payments to settle remaining shares and cash make-whole on or before December 15, 2016; − Current value: ~$510m(2)  Performance and Valuation 1. Value based on 22.1m shares x PAH closing share price of $9.20 on 9/9/2016 2. Value based on 5.5m shares x PAH closing share price of $9.20 on 9/9/2016 worth $51m plus $460m of cash.

STRATEGIC ASSET VALUE CONSIDERATIONS 5 Trading Comparables(1) x2016F EBITDA Transaction Comparables xLTM Adj. EBITDA(3) 12.9x 12.5x 11.8x 14.8x 14.5x 13.0x 12.3x American Vanguard Scotts Miracle- Gro FMC Ecolab Newmarket Albemarle Quaker 16.6x 15.8x 11.7x 16.3x 15.8x 15.8x ChemChina / Syngenta Bayer / Monsanto (Latest Offer) FMC / Cheminova Sherwin-Williams / Valspar BASF / Chemetall Evonik / Air Products PM Agriculture Specialty Chemicals Source: Public filings and Wall Street Estimates 1. Pricing as of 9/8/2016 market close. 2. Albemarle pro forma for sale of Chemetall. 3. Adj. EBITDA definitions may vary by company. (2)

AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Financial Overview – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 6

AGENDA State of the Company Platform Overview How Did We Get Here Revisiting the Platform Thesis Strategic Objectives 7

PLATFORM COMPARABLE FINANCIAL OVERVIEW (NON-GAAP)

2015 Sales: $3.6bn
Adj. EBITDA: $742m
Employees: ~8,500



$741mm
$955 mm
$948 mm
$687 mm
$289 mm

Agricultural Solutions

Sales: $1.8bn
Adj. EBITDA: $382m (1)

Employees: ~4,000

Crop Protection
Seed Treatment
Plant Nutrition
BioSolutions

Performance Solutions

Sales: $1.8 bn
Adj. EBITDA: $407m(1)

Employees: ~4,500

Automotive
Industrial
Electronics
Consumer
Packaging
Offshore Energy

Significant end-market and geographic diversity

NOTE: THE COMPARABLE FINANCIAL MEASURES ON THIS SLIDE AND THROUGHOUT THIS PRESENTATION ARE NOT IN ACCORDANCE WITH GAAP. FOR DEFINITIONS OF THESE NON-GAAP MEASURES, DISCUSSIONS OF ADJUSTMENTS AND RECONCILIATIONS, PLEASE REFER TO THE APPENDICES OF THIS PRESENTATION. Comparable, on this slide and throughout this presentation, assumes full period contribution of all businesses acquired in 2015 and 2016.

1. Segment Adjusted EBITDA excludes corporate cost allocations.

PLATFORM SPECIALTY PRODUCTS CORPORATION

8

PERFORMANCE SOLUTIONS "MPS" OVERVIEW

MacDermid
PERFORMANCE SOLUTIONS

$1.8bn 2015 Comparable Sales

$407m 2015 Comparable Adj. EBITDA

	MacDermid Enthone INDUSTRIAL SOLUTIONS	MacDermid Enthone ELECTRONIC SOLUTIONS	alpha ASSEMBLY SOLUTIONS A MacDermid Performance Solutions Business	MacDermid GRAPHIC SOLUTIONS	MacDermid OFFSHORE SOLUTIONS
PRODUCTS	▪ Corrosion resistance ▪ Decorative finishes ▪ Plating-on-plastic	▪ Circuit board metallization ▪ Through-hole and in-hole plating	▪ Solder paste ▪ Solder spheres ▪ Pre-forms	▪ Flexographic printing plates	▪ Temperature and pressure resistant hydraulic fluids ▪ Blow-out prevention fluids
CUSTOMERS	▪ Automotive ▪ Construction ▪ Consumer electronics ▪ Aerospace ▪ Oil and gas	▪ Mobile devices ▪ Electronics ▪ Mobile Infrastructure ▪ Servers and memory	▪ Consumer Electronics ▪ Automotive ▪ Medical ▪ Aerospace	▪ Consumer Packaged goods ▪ Food ▪ Beverage	▪ Oil and gas Production

SALES BY GEOGRAPHY (2015)



Europe	27%
Asia	40%
Latin America	4%
North America	27%
Africa & ME	2%

APPROXIMATE SALES BY END-MARKET (2015)



Offshore	5%
Graphics	10%
Assembly	30%
Industrial	25%
Electronics	30%

MacDermid Performance Solutions is a specialty chemical solution provider across various end-markets

PLATFORM SPECIALTY PRODUCTS CORPORATION

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Overall: 2.7% CAGR $0 $500 $1,000 $1,500 $2,000 $2,500 2015 2020 Industrial/Medical/Aerospace Automotive Other consumer TV Computer/Communication infrastructure Mobile phones PCs ESTIMATED GROWTH IN ELECTRONICS MARKET ($ in billions) 10 Product Sector 2015 Market ($Bn) 5 Year CAGR MPS Opportunity 2-in-1 Personal Computers $38 20% Semiconductor plating, Circuit board chemicals, Solder materials LED Lighting $20 13% Reflective metal plating, thermally conductive copper plating High Performance Computing $12 10% Circuit board plating chemicals, especially “via filling” Smartwatches $6.3 34% Semiconductor plating, Assembly materials Automotive Collision Avoidance $4.5 16% Circuit board plating chemicals, especially solderable finishes Internet Microservers $4.0 41% Semiconductor plating, Circuit board chemicals, Solder materials Consumer Robotics $3.5 17% Semiconductor plating, Circuit board chemicals, Solder materials SELECTED HIGH GROWTH PRODUCT SECTORS IN ELECTRONICS GROWTH TRENDS IN ELECTRONICS Source: Prismark Partners (March 2016).

AUTOMOTIVE ELECTRONIC GROWTH OPPORTUNITY V e h ic le P ro d u c tio n ( M U n it s ) E le c tro n ic C o n te n t p e r V e h ic le ($ / v e h ic le ) (2015 – 2020F CAGR: 5.6%) (2015 – 2020F CAGR: 2.8%) (2015 – 2020F CAGR: 2.7%)  Automotive unit growth outpaces GDP  Electronics content per vehicle grows 5-8% CAGR  Electrical content in new vehicles is much more complex than existing circuitry. MPS specializes in complicated circuitry, compared with the 2-sided PCBs in older vehicles. − Collision avoidance − Infotainment – connected vehicles − Sensors, cameras, safety systems − Autonomous driving PERFORMANCE SOLUTIONS MARKET CATEGORIES AUTOMOTIVE ELECTRONICS MARKET OVERVIEW $1,500 $1,750 $2,000 $2,250 $2,500 – 50 100 150 200 250 300 2008 2009 2010 2011 2012 2013 2014 2015 2016F 2020F Electronic Content Total ($ in billions) Vehicle Production (Units in millions) Electronic Content per Vehicle ($) 11 Source: Prismark Partners (March 2016). PRIMARY TRENDS BENEFITING MPS GROWTH Source: Management estimates.

MACDERMID PERFORMANCE SOLUTIONS - GROWTH IN INDUSTRY CONTEXT Assembly Electronics Equipment:  New materials with quantified value propositions for leading OEMs in printed electronics, auto, mobile device, power modules, solar, and LED Electronics Circuit Boards:  Most electronic devices, including automotive, are adopting the complex designs now used by smartphones. MEES outperforms the industry due to our unique positions in metallization Industrial Global GDP:  Environmental trends and fast adoption of plating on plastic, favors our industrial innovations Graphics Imaging Consumables:  Technological discontinuity of flat-top dots brings the bulk of printers’ imaging investments to MPS’ flexographic printing 2015 – 2020 INDUSTRY CAGR DRIVERS OF MPS OUTPERFORMANCE Offshore Oil & Gas Subsea Production:  Strongest track record means we get 1st look at new projects  Shift to higher temperature fluids for deeper wells.  Development of alternative environmentally friendly products in adjacent markets 2.7% 2.5% 3.0% 2.0% (2.3)% MPS expects to outgrow its market 2.3% Weighted Average 12 Source: Prismark Partners (March 2016), Quest Offshore Resources and management estimates.

AGRICULTURAL SOLUTIONS "ARYSTA" OVERVIEW

$1.8bn 2015 Comparable Sales

$382m 2015 Comparable Adj. EBITDA

KEY PRODUCTS

FUNGICIDES	HERBICIDES	INSECTICIDES	BIOSOLUTIONS	SEED-TREATMENT
Vitavax	Select.	ORTHENE	Foltron Plus	Vitavax
FORTIX	Everest, Pantera	Dimilin (Insect Growth Regulator)	BIOZYME TF	Rancona i-MIX
Kasumin	DINAMIC	Acramite	podset	

SALES BY CROP



F&V 30%
Main Row Crops 32%
Other 38%

SALES BY PRODUCT



Fungicides 20%
Herbicides 32%
Insecticides 31%
Bio-stimulants 4%
Other 13%

SALES BY GEOGRAPHY



Africa & ME 14%
Asia 13%
Europe 26%
Latin America 34%
North America 14%

Arysta LifeScience is a global provider of crop protection and yield enhancement products focused on niche specialty segments

PLATFORM SPECIALTY PRODUCTS CORPORATION

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CURRENT AGRICULTURAL INDUSTRY CLIMATE

1 WEAK COMMODITY PRICES (SINCE MID–2014)

Corn price since Jan 2014



Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16

- Low commodity prices, high channel inventories, FX headwinds - low farmer incomes hurting demand
- Agrochemical industry is cyclical by nature

2 INCREASING ACTIVE INGREDIENT COSTS

Total Cost to Bring New AI to Market (in mill USD)



152
184
256
286
1995
2000
2008
2014

Source: Phillips McDougall (2016).

- As a result, a growing number of competitors are focusing on off-patent products
- Innovation efforts move more towards new mixture and new formulation concepts of existing active ingredients

3 INDUSTRY CONSOLIDATION

- Operating costs are increasingly important in current environment – driving both customer and supplier consolidation
- Platform was a forerunner and now focused on execution, while competitors manage complex integrations

4 NEW RISING TECHNOLOGIES



- Introduction of GMO seeds in the early 1990s
- Precision agriculture
- Food safety and need to maximize yields driving demand for biosolutions

Arysta's strategy builds on the opportunities around these trends and seeks to mitigate the risks

Source: Chicago Board of Trade (CBOT) corn price (cents per bushel).

PLATFORM SPECIALTY PRODUCTS CORPORATION

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13 14 14 14 15 15 17 19 21 22 23 24 24 24 26 29 30 30 30 29 29 27 26 28 32 33 33 36 43 40 41 47 50 54 57 51 1 9 8 0 1 9 8 1 1 9 8 2 1 9 8 3 1 9 8 4 1 9 8 5 1 9 8 6 1 9 8 7 1 9 8 8 1 9 8 9 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 30+ YEARS OF INDUSTRY GROWTH The crop protection market has grown at a 4% average annual rate for 30+ years $ billions of revenue 15 Source: Phillips McDougall (2016).

ATTRACTIVE LONG-TERM AGRICULTURAL FUNDAMENTALS 0.0 0.1 0.2 0.3 0.4 0.5 1 9 6 0 1 9 7 0 1 9 8 0 1 9 9 0 2 0 0 0 2 0 1 0 2 0 2 0 2 0 3 0 2 0 4 0 2 0 5 0 Hectares 80% 10% 10% DECLINING ARABLE LAND / CAPITA Global Population Growth World Population (bn) 0 2 4 6 8 10 1 9 6 0 1 9 6 5 1 9 7 0 1 9 7 5 1 9 8 0 1 9 8 5 1 9 9 0 1 9 9 5 2 0 0 0 2 0 0 5 2 0 1 0 2 0 1 5 2 0 2 0 2 0 2 5 2 0 3 0 2 0 3 5 2 0 4 0 2 0 4 5 2 0 5 0 Developed Countries Developing countries Arable Land per Capita (ha) More Income – More Calories % of every new dollar spent on food 0 20 40 60 80 100 India China US Calorific Multiplier WEALTH EFFECT DRIVES PROTEIN CONSUMPTION Projected Sources of Growth in Crop Production Arable LandCrop Intensity Yield Increase Increases in production will largely rely on increasing yield 16 Source: UNFAO, OECD. 0 2 4 6 8 Beef Pork Poultry

ARYSTA’S LONG-TERM GROWTH OBJECTIVES $91bn Total Agricultural Market(1) $54bn Crop Protection Addressable Market(1) $13bn Primary Focus Markets (2015) $18bn Primary Focus Markets (2021) AG MARKET ARYSTA’S PRIMARY FOCUS MARKETS Crop Protection GM Seed Seed Proprietary Off Patent Patented Generic 17 Crop Establishment Plant Stress Weed Resistance Mgmt Specialty Protection Niches Crop Residue Mgmt Arysta sales in primary focus markets Primary focus market share 2015 ~$700m ~$1bn 2021 5% 6% Source: Phillips McDougall (2016), management estimates.

PLATFORM & THE BUSINESS UNITS  Governance  Public Company Requirements  Objectives & Incentives  Capital Allocation  Leadership & HR Strategy  Strategy & Execution  Audit & Compliance  Shared Services  Risk Management  Commercial  R&D  Supply Chain and Operations 18

LEADERSHIP STRUCTURE EVP Operations and Strategy Benjamin Gliklich Chief Financial Officer Sanjiv Khattri General Counsel John Capps Chief Executive Officer Rakesh Sachdev 19 Chairman Martin E. Franklin President Agricultural Solutions Diego Lopez Casanello President Performance Solutions Scot Benson

AGENDA State of the Company Platform Overview How Did We Get Here Revisiting the Platform Thesis Strategic Objectives 20

PLATFORM STRATEGIC TIMELINE

	2013	2014	2015	2016
Agricultural Solutions		■ **CAS Acquisition** – ~$1.0 billion – Closed: Nov 2014 Chemtura AgroSolutions ■ **Agriphar Acquisition** – ~€300 million – Closed: Oct 2014 Agriphar Group	■ **Arysta Acquisition** – ~$3.5 billion – Closed: Feb 2015 Arysta LifeScience	
Performance Solutions	■ **MacDermid Acquisition** – ~$1.8 billion – Closed: Oct 2013 MacDermid		■ **OMG Acquisitions** – $239 million – Closed: Oct 2015 OMG OM Group ■ **Alent Acquisition** – ~$2.3 billion – Closed: Dec 2015 ALENT	■ **OMG Malaysia Acquisition** – ~$124 million – Closed: Jan 2016

Swift growth through complementary acquisition strategy

PLATFORM SPECIALTY PRODUCTS CORPORATION

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PERFORMANCE SOLUTIONS BUILD UP

Global Addressable Market: ~$15bn
Current Addressable Market: ~$ 8bn

MacDermid


Offshore
Graphics
Asset-Lite
High-Touch
Electronic
Chemicals
Industrial
Surface
Treatment
Assembly
Materials
Memory
Disk

ALENT

OMG
OM Group

Complementary portfolio across large and diverse end-markets

Source: Management estimates.

PLATFORM SPECIALTY
PRODUCTS CORPORATION

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AGRICULTURAL SOLUTIONS BUILD UP

Global Addressable Market: ~$54bn

Arysta LifeScience


Global
Proprietary
Regional
Off-Patent
BioSolutions
Asset-Lite
High-Touch
Crop Protection
Western
European
Proprietary
Off-Patent
Seed Treatment

AGRIPHAR GROUP

Chemtura AgroSolutions

Complementary portfolio across large and diverse end-markets

Source: Management estimates.

PLATFORM SPECIALTY PRODUCTS CORPORATION

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48 34 13 9 2 19 82 2012 1/1-10/31 2013 Inception - 12/31 2013 2014 2015 1. Adjusted EBITDA includes corporate cost allocations. PLATFORM GAAP FINANCIAL PERFORMANCE 731 628 118 755 801 88 1,741 731 628 118 843 2,542 2012 1/1-10/31 2013 Inception - 12/31 2013 2014 2015 REPORTED SEGMENT ADJ. EBITDA (1) (2012 – 2015)GAAP SALES (2012–2015) Capital Expenditures Product Registrations ($ in millions) ($ in millions) 196 224 16 343 162 153 27 212 568 2012 1/1-10/31 2013 Inception - 12/31 2013 2014 2015 24 CAPEX (INCLUDING REGISTRATION RIGHTS) Predecessor Successor MacDermid acquisition closed 10/31/13 Performance Solutions Agricultural Solutions

PLATFORM FINANCIAL PERFORMANCE 2,038 1,992 1,990 1,791 2,044 2,162 2,171 1,829 4,082 4,154 4,161 3,620 2012 2013 2014 2015 COMPARABLE ADJ. EBITDA (2012–2015)(1)(2)COMPARABLE SALES (2012–2015)(1) Performance Solutions Agricultural Solutions ($ in millions) ($ in millions) % growth: 2% 0% (13%) 363 375 408 383 382 441 438 358 745 816 847 742 2012 2013 2014 2015 10% 4% (12%) 25 Note: 2012 - 2015 financials include MacDermid, CAS, Arysta, Agriphar, OMG EC & PM and Alent. Excludes estimated run-rate synergies. 1. MacDermid and CAS prepared in accordance with US GAAP. Agriphar financials prepared in accordance with Belgium GAAP for 2012-2013 and US GAAP for 2014-2015. Arysta financials prepared in accordance with IFRS for 2012 - 2013 and US GAAP for 2014-2015. Arysta Adj. EBITDA includes Goemar for 2013 and pre-acquisition 2014 period. Alent Adj. EBITDA prepared in accordance with IFRS for 2012 – 2013 period and US GAAP for 2014 – 2015. 2. Comparable Adj. EBITDA includes corporate costs of $16 million in 2014 and $48 million in 2015. Constant Currency (1)% (1)% Constant Currency

COMPARABLE ADJ. EBITDA – CAPEX (% of ADJ. EBITDA)(1)(2) Asset-Lite / High-Touch businesses efficiently convert earnings to cash flow COMPELLING CASH FLOW CONVERSION ($ in millions) Cash Conversion (%)(3) 26 Note: 2012 - 2015 financials include MacDermid, CAS, Arysta, Agriphar, OMG EC & PM and Alent. Excludes estimated run-rate synergies. 1. MacDermid and CAS prepared in accordance with US GAAP. Agriphar financials prepared in accordance with Belgium GAAP for 2012-2013 and US GAAP for 2014-2015. Arysta financials prepared in accordance with IFRS for 2012 - 2013 and US GAAP for 2014-2015. Arysta Adj. EBITDA includes Goemar for 2013 and pre-acquisition 2014 period. Alent Adj. EBITDA prepared in accordance with IFRS for 2012 – 2013 period and US GAAP for 2014 - 2015. 2. Comparable Adj. EBITDA includes corporate costs of $16 million in 2014 and $48 million in 2015. CaPex includes corporate CapEx for 2014 and 2015. 3. Cash conversion calculated based on (Adj. EBITDA – CapEx) / Adj. EBITDA. 4. 2012 CapEx excludes $9m of Alent corporate building and land CapEx related to the de-merger. 5. The CAS and Agriphar CapEx amounts for the pre-acquisition periods exclude certain costs associated with obtaining registrations that are capitalized in accordance with Platform’s accounting policy. 617 727 735 630 83% 89% 87% 85% 0% 40% 80% 120% 160% 0 150 300 450 600 750 900 2012 2013 2014 2015 EBITDA-CapEx (EBITDA-CapEx)/EBITDA (5)(4) (5) (5)

2016 ADJUSTED EBITDA GUIDANCE (NON-GAAP) 27 2016 ADJUSTED EBITDA GUIDANCE: $735 – $775 MILLION(1) Organic Growth ~Flat Low single digit growth Continued growth in Ag and recovery to positive growth in Performance Solutions 1H 2016 2016 Outlook 2H Expectation Synergies ~$25 million ~$40 million Continued cost opportunities FX Translation ~$18 million headwind Modest headwind at current rates Improvement in Brazil and decline in China. Expect BRL benefit to be moderated by price reductions in Ag Note: For definitions of non-GAAP measures, discussions of adjustments and reconciliations, please refer to the appendices of this presentation. 1. Based on June 30, 2016 exchange rates. ~10 722 600 620 640 660 680 700 720 740 760 780 800 1H Annualized 2H Incremental Synergies Organic Growth FX Tailwind (net of price) 2016 Guidance 775 735 ~$23 million to mid-point ($ in millions)

 Ag markets impacted by lower commodity prices and a challenging FX environment − Platform’s Ag business experiencing organic growth in most regions − Softness in North America persists  Opportunity to focus on organic sales growth  Opportunity to improve businesses and performance through improved corporate infrastructure, best practice sharing and cultural bridge building  High leverage requires us to focus attention on improving our capital structure CHALLENGES & OPPORTUNITIES  Diversified global portfolio of high-quality specialty chemical businesses  Healthy blend of stable (electronics, automotive, industrial) and higher growth (Ag) end-markets  Relatively high and stable margins: − Products critical to functionality of customer’s products − Low relative cost − Niche focus – no single product or customer significantly material − Asset-lite  Strong and nimble commercial management with increasing focus on customer solutions  Strong track record of integration  Experienced, global leadership team STRENGTHS OBSERVATIONS AND ASSESSMENT 28

AGENDA State of the Company Platform Overview How Did We Get Here Revisiting the Platform Thesis Strategic Objectives 29

 We aspire to build a leading, global diversified specialty chemicals company focused on “Asset-Lite, High-Touch” businesses  Our ability to drive shareholder value relies on: 1. Existence of large and fragmented end-markets with growing product categories 2. Availability of “Asset-Lite, High-Touch” businesses in these end-markets at values that are accretive to intrinsic value per share 3. Our ability to manage and grow these businesses across diverse end-markets through effective strategy development and execution 4. Our ability to improve the businesses we buy through effective integration REVIEW OF THE PLATFORM THESIS 30 Our long-term strategy remains unchanged

Large and fragmented end-markets with growing product categories LARGE AND ATTRACTIVE SPECIALTY CHEMICAL END-MARKETS Performance Solutions Platform Specialty Products Water Treatment & Cleaning Solutions Oilfield Chemicals $15bn Ag Solutions Market Segment: Coatings (Niche Applications) Flavors & Fragrances Specialty Agricultural Packaging Offshore Specialty Electronic Materials Surface Treatment Assembly Materials $10bn $10bn $10bn$54bn$0.2bn $1bn$4bn $7bn$3bn Market Size: 31 Source: Management estimates.

AGENDA State of the Company Platform Overview How Did We Get Here Revisiting the Platform Thesis Strategic Objectives 32

Platform’s long-term objectives should translate to shareholder value creation PLATFORM’S LONG-TERM OBJECTIVES Portfolio of high-quality and differentiated businesses Leading positions in our priority markets Organic sales growth faster than end-markets we serve Healthy and flexible balance sheet Best-in-class margins and returns on invested capital 1 2 3 4 5 33

 Continued Capex discipline  Strong R&D prioritization process with strict hurdles and stage gates  Facility rationalization opportunities ROIC AND CASH FLOW FOCUS  Focus on high-value and high-margin new product initiatives  Continued synergy realization  Supply chain and procurement optimization MARGIN ENHANCING INITIATIVES  Become integral: products and people without which the supply chain breaks down  Two-pronged selling strategy − Strategic OEM relationships which leverage market leading position across several complementary portions of the supply chain to win specifications − Tactical technical service and sales at applicator level to become trusted partner on the factory floor  Focus on high growth niches where combined MacDermid / Alent portfolio is expected to provide an advantaged position ORGANIC REVENUE GROWTH PATH WINNING STRATEGIES – MACDERMID PERFORMANCE SOLUTIONS 34

 Focus on Asset-Lite model  Disciplined working capital management with close attention to collections and customer credit  Efforts to further align receivable and payable terms to reduce cash conversion cycle  Pricing discipline in the face of volatile currencies and crop prices  Supply chain excellence to provide competitive cost/quality proposition  Continued synergy realization  Focus on higher margin products (biosolutions and seed treatment)  Focus on fast-growing niche segments where Arysta can lead with differentiated solutions  Continue to be a favored post-patent partner given formulation and regulatory expertise  Leverage our access to active ingredients via technology partnerships to develop sustainable pipeline  Emphasize high-touch customer initiatives to drive demand WINNING STRATEGIES – ARYSTA LIFESCIENCE ROIC AND CASH FLOW FOCUS MARGIN ENHANCING INITIATIVES ORGANIC REVENUE GROWTH PATH 35

 Tax Planning − Tax strategy and planning is a critical priority − Structural changes are underway to drive meaningful improvement in cash taxes paid over the next several years  Treasury Management − Improvements in working capital efficiency will drive significant incremental cash flow − Global hedging program focused on committed foreign currency cash flows to mitigate transactional FX risk − Consider use of non-USD denominated debt to mitigate translation impacts going forward  IT Infrastructure − Use scale and best practices to increase efficiency, visibility and ultimately reduce overhead  HR − Continue to emphasize key performance metrics in compensation targets − Focus on talent development and succession planning throughout senior management STRATEGIC PRIORITIES – PLATFORM CORPORATE 36 Focus is cash flow generation; reducing leverage remains key objective

STRATEGIC ORGANIC LONG-TERM GOALS

LONG-TERM AVERAGE SALES GROWTH

Ag Solutions CAGR: ~5%

Perf Solutions CAGR: 3 – 4%

Platform CAGR: ~4%

FIVE YEAR OPERATING LEVERAGE OBJECTIVES

COGS Reduction: ~200 bps

SG&A Leverage: ~200 bps

Adj. EBITDA Margin Expansion: Mid-Single Digits

High Single Digit Adj. EBITDA Growth CAGR

CASH FLOW

Capex: < 3% of Sales

Tax and Liability Management

Goal to achieve Debt / Adj. EBITDA of 4.5x in less than 3 years

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GUIDING PRINCIPLES
TODAY IN CONTEXT

Achieve Financial Targets

- Achieve 2016 financial commitments – EBITDA & CF
- On track to realize $150M of acquisition synergies
- Over the plan period, organically grow revenues above our end markets - in the mid-single-digit range
- Achieve long term average organic EBITDA growth in high single digits – or 2x revenue growth
- Be focused on de-levering the B/S – goal to achieve debt / Adj. EBITDA of 4.5x in less than 3 years

Improve Customer Intimacy

- Push/pull selling strategy and advantaged customer position through breadth of portfolio and customer touchpoints – both MPS & Ag
- Goal to become the fastest, most responsive supplier to our key end customers and distributors

Expand Products and Services

- MPS emphasis on innovation alongside customer
- Arysta pipeline opportunity, partnership mentality and IP acquisition focus
- Over-emphasis on faster growing segments: Arysta H3 segments and MPS electronics sub-segments and Auto

Accelerate Operational Excellence

- Capitalize on significant opportunities in the supply chain and procurement -- in both businesses
- Drive a 'continued improvement' culture
- Working capital management
- Tax planning

Enterprise Development

- Improve finance and control environment
- IT infrastructure investment
- Treasury and tax management
- Development of shared services

Platform Path to Value Creation

Deliver EBITDA growth in line with our expectations

Improve overheads and below the line "costs" (corporate cost, tax, and working capital)

Delever the balance sheet and further improve cash flow conversion

Consider strategic M&A to strengthen industry position and accelerate earnings and shareholder value creation

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AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Financial Overview – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 39

Performance Solutions Overview Market Growth Strategy in Action Our Competitive Advantage Financial Performance 40

Acquired Oct. 2013 Acquired Oct. 2015 / Jan. 2016 Acquired Dec. 2015 OM Group Assets MACDERMID PERFORMANCE SOLUTIONS A COMBINATION OF HIGH QUALITY BUSINESSES 41

MACDERMID PERFORMANCE SOLUTIONS OVERVIEW EmployeesCountries Customers Served  Oil & Gas Exploration & Production  Consumer Electronics  Automotive  Medical  Aerospace & Defense  Automotive  Construction  Consumer Electronics  Aerospace  Oil & Gas  Consumer Packaged Goods  Food  Beverage  Healthcare  Cosmetics  Mobile Communications  Automotive Electronics  Mobile Infrastructure  Servers & Storage ~4,50014,000+50+ 42

DIVERSIFIED REVENUE BASE & DURABLE MARGINS FIGURES PRESENTED ON A COMPARABLE BASIS 43 30% 30% 25% 10% 5% Alpha ES IS Graphics Offshore APPROXIMATE REVENUE BY VERTICAL (2015) RELATIVE GROSS MARGIN BY VERTICAL (2015) GROSS PROFIT AND % MARGIN (2012–2015) 818 840 874 813 40% 42% 44% 45% 25% 35% 45% 55% 65% 0 250 500 750 1,000 2012 2013 2014 2015 Gross profit % margin ($ in millions) (% margin) ~45% >45% <45% MPS Average Note: MacDermid financial prepared in accordance with US CAAP, Alent prepared in accordance with IFRS.

ALPHA ASSEMBLY SOLUTIONS

OVERVIEW

Assembly | Industrial | Electronics | Graphics | Offshore

INDUSTRY

Specialty metal alloys, chemicals, and polymers for electronics assembly

- Electronics component assemblers and related supply chain
- Most materials purchased in Asia; many decisions made in Silicon Valley

DIFFERENTIATION

Other market participants: Henkel, Indium, Senju

- High quality; trusted for products where high-yield and reliability are everything
- Delivery of new form factors and alloys to meet future specifications

PATH TO MARKET

Brand recognition across 8,000 customers

- Protect brand by delivering leading technology and consistent quality
- Deep relationships at big electronics OEMs and subcontractors
- Expertise recognized by entire supply chain

GROWTH INITIATIVES

OEMs are larger, have more challenging specifications for new, very specialized alloys and form factors

- Environmental initiatives affecting silver, lead, and indium require Alpha's leadership
- More and more value resides in semiconductor packaging. This demands high levels of innovation, material quality and certification

ASSEMBLY CONSUMABLES END MARKETS
~$2.7bn market



Solder Paste	34%
Bar	33%
Flux	9%
Wire	9%
Stencils	8%
Preforms	4%
Cleaners	3%

Source: Management estimates.

Alpha Assembly Share: ~20%



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ALPHA ASSEMBLY FOOTPRINT Altoona, PA Manufacturing Monterrey, Mexico Manufacturing South Plainfield, NJ R&D Laboratory Langenfeld, Germany Service Laboratory Naarden, Netherlands Manufacturing S-Hertogenbosch, Netherlands, Mfg Dunaharaszti, Hungary Manufacturing Bangalore, India R&D Laboratory Manaus, Brazil Manufacturing Singapore Manufacturing, Service Laboratory Siheung-city, S. Korea Manufacturing, Service Laboratory Hiratsuka, Japan R&D Laboratory Shenzhen, China Manufacturing Taoyuan, Taiwan Manufacturing, Service Laboratory Shanghai, China Manufacturing, Service Laboratory R&D Laboratory Service Laboratory Manufacturing Facility 5 3 12 Chennai, India Manufacturing 45

MACDERMID ENTHONE INDUSTRIAL SOLUTIONS

OVERVIEW

Assembly | **Industrial** | Electronics | Graphics | Offshore

INDUSTRY

Chemical formulations for surface treatment

- Automotive, household sanitary fixtures and industrial parts
- Most manufactured parts, in any industry, can require our chemicals to enhance the appearance and/or performance

DIFFERENTIATION

Other market participants: Atotech, Coventya, Dow, Okuno

- Deep applications knowledge upon which our customers rely
- Comprehensive product offering and worldwide network
- Innovation to meet changing environmental legislation
- OEM supply chain specification and approvals

PATH TO MARKET

Brand recognition, technical service support

- Chemical engineering as a free service to our customers
- Customers rely on our expertise
- Supply chain management

GROWTH INITIATIVES

Plating of plastic – well positioned for new environmental mandates

- Many solid metal parts are being replaced by plastic parts with metal coatings. This process demands multiple, high-value chemicals from MacDermid Enthone.
- Automotive OEMs are agreeing to rigorous specification programs for their supply chain for mission critical parts. Chrome 6+ replacement Zinklad enjoys such a program.

INDUSTRIAL SPECIALTY FINISHING END MARKETS
~$1.6bn Market



Automotive	43%
Construction	15%
Electronics	14%
Tubular, Wire	10%
Aerospace	5%
Energy	3%
Other	10%

Source: Management estimates.

MacDermid Enthone Share: ~25%



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INDUSTRIAL SOLUTIONS FOOTPRINT



New Hudson, MI
R&D, Service Laboratory
Maple Plain, MN
Manufacturing
Austin, TX
Service Laboratory
Toronto, Canada
Service Laboratory
Ferndale, MI
Manufacturing
West Haven , CT
Service Laboratory
Bridgeview, IL
Manufacturing
Mexico City, Mexico
Manufacturing, Service
Laboratory
Tlalnepantla de baz, México
Service Laboratory
Langenfeld, Germany
Manufacturing, R&D,
Service Laboratory
den Bosche Netherlands
Manufacturing, Service
Laboratory
Birmingham, UK
Manufacturing,
R&D, Service
Laboratory
Wantage, UK
Manufacturing
Barcelona, Spain
Service Laboratory
S.M. DI TRECATE (NO),
Italy, Manufacturing,
Service, R&D Laboratory
Norrköping, Sweden
Service Laboratory
Forst, Germany
R&D Laboratory
Leipzig, Germany
Service Laboratory
Bangalore India
R&D Laboratory
Chennai, India
Manufacturing
Singapore, Malaysia
Service, R&D
Laboratory
Suzhou City, China
Manufacturing,
Service Laboratory
Kyungki-do (Seoul)
Service Laboratory
Hiratsuka (Tokyo)
Service Laboratory
Shanghai, China
Manufacturing, Service
Laboratory
Hsinchu (Taipei)
Manufacturing, Service
Laboratory
Panyu, China
Manufacturing
Jandira, Brazil
Manufacturing
Cambé, Brazil
Manufacturing
Campbellfield, Australia
Manufacturing

R&D Laboratory	6
Service Laboratory	19
Manufacturing Facility	20

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MACDERMID ENTHONE ELECTRONICS SOLUTIONS

OVERVIEW

Assembly | Industrial | **Electronics** | Graphics | Offshore

INDUSTRY

Chemistry formulations for circuitry and Si wafers

- Printed Circuit Boards and semiconductor packaging
- Semiconductor wafer plating and interconnect
- Memory disk, connectors, molded interconnect, solar cells, LED

DIFFERENTIATION

Other market participants: Atotech, Dow, Uyemura

- Chemicals performing in high-volume manufacturing at high yield
- Ability to anticipate technological disruptions

PATH TO MARKET

Direct support of all facilities making circuitry

- Deep supply chain coordination
- Customer dependency on our expertise

GROWTH INITIATIVES

Key markets adopting more complicated circuitry designs – shifting to high-profit chemistry

- Electronics content in automobiles is growing quickly . Further, the types of electronics demand higher complexity. This will drive volume to our higher profit chemicals
- Large product categories, such as smartphones, may not be manufactured without our industry leading chemistry product – providing a moat

ELECTRONICS SPECIALTY CHEMICALS END MARKETS ~$2.3bn Market



PCB - Metallization	46%
PCB - Finishing	18%
Connectors	6%
Lead Frames	5%
Passives	2%
Memory Disk	3%
MID	1%
Wafer Plating	9%
PCB - Innerlayers	10%

Source: Management estimates.

MacDermid Enthone Share: ~18%



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ELECTRONICS SOLUTIONS FOOTPRINT



New Hudson, MI
R&D, Service Laboratory
West Haven, CT
R&D Laboratory
Bridgeview, IL
Manufacturing
Maple Plain, MN
Manufacturing
Orange, CT
R&D Laboratory
Glenrothes, UK
Manufacturing
Birmingham, UK
Manufacturing, R&D,
Service Laboratory
Wantage, UK
Manufacturing
Norrköping, Sweden,
Service Laboratory
Forst,
R&D Laboratory
Kyungki-Do, S. Korea
Service Laboratory
Kawasaki, Japan
Service Laboratory
Suzhou, China
Manufacturing
Guangzhou, China
Manufacturing, Service
Laboratory, R&D
Laboratory
Wigan, UK
Manufacturing
Barcelona, Spain
Service Laboratory
West Haven, CT
Manufacturing
Leipzig, Germany
Service Laboratory
Jena, Germany
Manufacturing
Austin, TX
Service Laboratory
Mexico City, Mexico
Manufacturing, Service
Laboratory
Den Bosche, Netherlands
Manufacturing, Service
Laboratory
Zhuhai, China
Service Laboratory
Toronto, Canada
Service Laboratory
Langenfield, Germany
Manufacturing, R&D,
Service Laboratory
Shanghai, China
Manufacturing
Ferndale. MI
Manufacturing
Tlalnepantia de baz, Mexico
Service Laboratory
S.M. DI TRECATE (NO), Italy
Manufacturing, R&D, Service
Laboratory
Bangalore, India
R&D Laboratory
Taoyuan, Taiwan
Manufacturing
Hsinchu County,
Taiwan
Manufacturing
Cambe, Brazil
Manufacturing
Chennai, India
Manufacturing
Shenzhen, China
Service Laboratory
Singapore
Manufacturing
Kuching, Malaysia
Manufacturing
R&D Laboratory 9
Service Laboratory 17
Manufacturing Facility 22

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PRODUCTS CORPORATION

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MACDERMID GRAPHICS SOLUTIONS – OVERVIEW

OVERVIEW

Assembly | Industrial | Electronics | **Graphics** | Offshore

INDUSTRY

Consumables to transfer ink in printing operations

- Consumer-level food packaging
- Newspaper printing
- Industrial packaging and labeling

DIFFERENTIATION

Other market participants: Asahi, DuPont, Flint

- Linking chemistry with print performance through a complex process
- Innovative solutions for image transfer quality and brand consistency, e.g. LUX
- Service reputation, e.g. "Meet The Experts" who help customers print better

PATH TO MARKET

Strong relationships with distribution networks

- Process and technical service allows deep relationships with global producers
- Reputation for innovation, e.g. "The Flat Top Dot Experts"
- Global span, strong local relationships

GROWTH INITIATIVES

Enabling the transition to flexographic printing

- Simplicity, CapEx, and environmental footprint favor flexography over gravure
- We believe our new capacity expansions allow us to take market share readily
- Our innovative products give customers a reason to switch to flexography and to MGS

GRAPHIC CONSUMABLES END MARKETS
~$1.0bn Market



Corrugated	43%
Flexible Packaging	28%
Tag & Label	19%
Non-Packaging	10%

Source: Management estimates.

MacDermid Share: ~15%



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GRAPHIC SOLUTIONS FOOTPRINT



Morristown, TN
Manufacturing
Wigan, UK
Manufacturing, Sales / Service Laboratory
Cernay, France
Sales / Service Laboratory
Middletown, DE
Manufacturing
Hiratsuka (Tokyo), Japan
Sales / Service Laboratory
Tlalnepantla de baz, Mexico
Sales / Service Laboratory
Wantage, UK
Manufacturing, Sales / Service Laboratory
Hong Kong, China
Sales / Service Laboratory
Atlanta, GA
R&D Laboratory
Jandira, Brazil
Sales / Service Laboratory
Campbellfield, Australia
Manufacturing, Service Laboratory
Melbourne, Australia
Manufacturing, Service Laboratory

R&D Laboratory	1
Sales / Service Laboratory	9
Manufacturing Facility	5

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MACDERMID OFFSHORE SOLUTIONS – OVERVIEW

OVERVIEW

Assembly	Industrial	Electronics	Graphics	**Offshore**

INDUSTRY

Environmentally friendly water-based fluids for subsea valve control

- Offshore oil and natural gas exploration and production
- Americas, North Sea, Asia and Africa

DIFFERENTIATION

Other market participants: Castrol, Houghton

- Innovative, reliable, well-recognized products and superior technical support
- Intimate knowledge of customers' needs and expected future demands
- Long-term positive industry reputation

PATH TO MARKET

Fully B2B with all levels of the small customer base

- Qualified with all equipment manufacturers
- Strong relationships with customer technical authorities
- Specification on long-term projects within a close-knit, integrated supply chain

GROWTH INITIATIVES

Technological discontinuities and environmental mandates

- New reserves are increasingly found in much deeper water. Our fluids have proven tolerance to the higher temperatures of deep wells.
- Following BP's highly-visible mishap, pressure has increased to deploy environmentally compatible and reliable fluids – a MacDermid strength

OFFSHORE SPECIATLY FLUIDS END MARKETS
~$0.2bn Market


Production Fluids 59%
Drilling Fluids 41%

Source: Management estimates.

MacDermid Share: ~54%



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OFFSHORE SOLUTIONS FOOTPRINT Pasadena, TX Manufacturing, R&D, Service Laboratory Stavanger, Norway Service Laboratory Wigan, UK Manufacturing, R&D + Service Laboratory Takoradi, Ghana Service Laboratory R&D Laboratory Service Laboratory Manufacturing Facility 8 2 5 Cambé, Paraná, Brazil Manufacturing Jandira, São Paulo, Brazil Manufacturing, Service Laboratory Melbourne, Australia Manufacturing, Service Laboratory Ghangzhou, China Service Laboratory Singapore Service Laboratory 53

DIVERSE END MARKETS  MOBILE OIL & GAS HOME CONSUMER               54 AUTOMOTIVE

EXPERIENCED MANAGEMENT

Performance Solutions

Scot Benson
President, Performance Solutions
32 Years of Industry Experience

Frank Monteiro
COO, Performance Solutions
27 Years of Industry Experience

Functional Leads

Allan MacDonald
VP, Human Capital
35 Years of Industry Experience

Mark Fleiner
VP, Global Supply-Chain
26 Years of Industry Experience

Tad Ericson
VP, Finance
10 Years of Industry Experience

Don Cullen
Director of Marketing Communications
27 Years of Industry Experience

Business Unit Leads

Joe D'Ambrisi
Sr. VP, MacDermid Enthone ES
32 Years of Industry Experience

Mike Siegmund
Sr. VP, MacDermid Enthone IS
32 Years of Industry Experience

Rick Ertmann
Sr. VP, Alpha
30 Years of Industry Experience

Steve Racca
VP & GM, MacDermid Offshore Solutions
32 Years of Industry Experience

Tim Gotsick
VP & GM, MacDermid Graphics
23 Years of Industry Experience

Jason Maupin
VP, End User Markets
20 Years of Industry Experience

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Performance Solutions Overview Market Growth Strategy in Action Our Competitive Advantage Financial Performance 56

Overall: 2.7% CAGR $0 $500 $1,000 $1,500 $2,000 $2,500 2015 2020 Industrial/Medical/Aerospace Automotive Other consumer TV Computer/Communication infrastructure Mobile phones PCs ESTIMATED GROWTH IN ELECTRONICS MARKET ($ in billions) 57 Product Sector 2015 Market ($Bn) 5 Year CAGR MPS Opportunity 2-in-1 Personal Computers $38 20% Semiconductor plating, Circuit board chemicals, Solder materials LED Lighting $20 13% Reflective metal plating, thermally conductive copper plating High Performance Computing $12 10% Circuit board plating chemicals, especially “via filling” Smartwatches $6.3 34% Semiconductor plating, Assembly materials Automotive Collision Avoidance $4.5 16% Circuit board plating chemicals, especially solderable finishes Internet Microservers $4.0 41% Semiconductor plating, Circuit board chemicals, Solder materials Consumer Robotics $3.5 17% Semiconductor plating, Circuit board chemicals, Solder materials SELECTED HIGH GROWTH PRODUCT SECTORS IN ELECTRONICS GROWTH TRENDS IN ELECTRONICS Source: Prismark Partners (March 2016).

AUTOMOTIVE ELECTRONIC GROWTH OPPORTUNITY V e h ic le P ro d u c tio n ( M U n it s ) E le c tro n ic C o n te n t p e r V e h ic le ($ / v e h ic le ) (2015 – 2020F CAGR: 5.6%) (2015 – 2020F CAGR: 2.8%) (2015 – 2020F CAGR: 2.7%)  Automotive unit growth outpaces GDP  Electronics content per vehicle grows 5-8% CAGR  Electrical content in new vehicles is much more complex than existing circuitry. MPS specializes in complicated circuitry, compared with the 2-sided PCBs in older vehicles. − Collision avoidance − Infotainment – connected vehicles − Sensors, cameras, safety systems − Autonomous driving PERFORMANCE SOLUTIONS MARKET CATEGORIES AUTOMOTIVE ELECTRONICS MARKET OVERVIEW $1,500 $1,750 $2,000 $2,250 $2,500 – 50 100 150 200 250 300 2008 2009 2010 2011 2012 2013 2014 2015 2016F 2020F Electronic Content Total ($ in billions) Vehicle Production (Units in millions) Electronic Content per Vehicle ($) 58 Source: Management estimates and Prismark Partners (March 2016). PRIMARY TRENDS BENEFITING MPS GROWTH

KEY MPS GROWTH INITIATIVES

	MARKET TREND	GROWTH INITIATIVE
Assembly	■ **Increasingly influential OEMs** ■ **Novel chemistries and alloys**	■ Sintered materials adopted in new products for increased reliability ■ Share gain in the automotive, mobile communication, LED, and power module markets
Industrial	■ **Plating of plastic** ■ **Hex chrome replacement** ■ **Rigorous OEM specifications**	■ Metal parts are replaced by low weight plastics with metal coatings ■ Chrome 6+ replacement: extend **Zinklad's** high industry penetration
Electronics	■ **Key markets adopting more complicated circuitry** ■ **High density circuitry**	■ 'Driver Assist' in automobiles: multilayers, **ViaFill**, packaging ■ Advanced semiconductor packaging: copper pillars, tin bumps ■ Extend our unique capability in copper plating from mobile devices to automotive, infrastructure, military, and aerospace
Graphics	■ **Expanded adoption of flexographic printing** ■ **Macroeconomic shift to more graphic packaging**	■ Quality, Capex and cost-of-ownership metrics favor **Lux** ■ Enable penetration of flexographic printing through manufacturing capacity expansion; efficiency improvements bring profitability
Offshore	■ **Technological discontinuities** ■ **Environmental mandates**	■ Trend to deep water wells demands high-temperature fluids ■ Innovative drilling and production fluids to comply with next generation environmental standards

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MACDERMID PERFORMANCE SOLUTIONS - GROWTH IN INDUSTRY CONTEXT Assembly Electronics Equipment:  New materials with quantified value propositions for leading OEMs in printed electronics, auto, mobile device, power modules, solar, and LED Electronics Circuit Boards:  Most electronic devices, including automotive, are adopting the complex designs now used by smartphones. MEES outperforms the industry due to our unique positions in metallization Industrial Global GDP:  Environmental trends and fast adoption of plating on plastic, favors our industrial innovations Graphics Imaging Consumables:  Technological discontinuity of flat-top dots brings the bulk of printers’ imaging investments to MPS’ flexographic printing 2015 – 2020 INDUSTRY CAGR DRIVERS OF MPS OUTPERFORMANCE Offshore Oil & Gas Subsea Production:  Strongest track record means we get 1st look at new projects  Shift to higher temperature fluids for deeper wells  Development of alternative environmentally friendly products in adjacent markets 2.7% 2.5% 3.0% 2.0% (2.3)% MPS expects to outgrow its market 2.3% Weighted Average 60 Source: Prismark Partners (March 2016), Quest Offshore Resources and management estimates.

Performance Solutions Overview Market Growth Strategy in Action Our Competitive Advantage Financial Performance 61

MPS STRATEGIC OBJECTIVES  Create the most responsive, innovative company in all the markets we serve − Develop and maintain broad-based extensive interaction within the entire supply chain of each end market − Focus on developing more touch points and relationships than any of our competitors − Our innovation, support and people should be integral to the success of our customers  Create an environment where our people have an opportunity to win and to influence the success of our company at all levels  Aim to consistently grow faster than the markets we serve Building a leading specialty chemical company 62

INTEGRAL TO CUSTOMER SUCCESS  Specialized experts in the chemical interactions of our customers’ processes  Dependency on our comprehensive technical service  Frequent on-site visits by our sales/service staff Our PEOPLE are integral to our customers’ success: Our SOLUTIONS are integral to our customers’ success:  Our chemicals represent a very small portion of our customers’ products bill of materials  Though small, the chemistry has an outsized importance on the success of manufacturing and quality  Without specialized chemistry, customers’ production lines shut down 63

CONSISTENT, MULTI-PRONGED AND CROSS-BUSINESS SELLING Multiple “Touch Points” in each Industry’s Supply Chain Proactive and responsive relationships with specifier and applicator Customer needs accessed daily with access to information at all steps of design-to-build Multi-Business Integration Pan-MPS Solutions  Every day contact at the customer’s site  Direct customer relationships  High customer dependency  Alpha relationships win MacDermid Enthone business  We believe that no competitor owns such broad and diverse position  High-level, global perspective  Supply chain relationships 64

THE PATH OF VALUE TO OUR CUSTOMERS 65 CUSTOMER AWARENESS OF OUR BRANDS  Tradeshows & advertising  Direct sales  Legacy relationships  Supply chain referrals 1. Customer Intimacy 2. Strategic analysis and resource allocation 3. From innovation to service 4. A typical sale 5. Supply chain – a holistic approach 6. Sticky sales

THE PATH OF VALUE TO OUR CUSTOMERS 66  Capabilities assessment  Total available market  Qualifies as a “sticky sale”  Risk/reward analysis  R&D in USA, Germany, UK, Japan and India 1. Customer Intimacy 2. Strategic analysis and resource allocation 3. From innovation to service 4. A typical sale 5. Supply chain – a holistic approach 6. Sticky sales

THE PATH OF VALUE TO OUR CUSTOMERS 67  Stage-Gate development discipline  Knowledge transfer R&D to applications  Schools: internal, external, regional  Global development applications centers 1. Customer Intimacy 2. Strategic analysis and resource allocation 3. From innovation to service 4. A typical sale 5. Supply chain – a holistic approach 6. Sticky sales

THE PATH OF VALUE TO OUR CUSTOMERS 68  Sales staff: “Value Proposition”  20L, 220L, 1500L containers at $5–$200 per liter  Chemistry is consumed; repeat orders  Typical customer is $100k - $2,000k/year  Service staff: customer troubleshooting 1. Customer Intimacy 2. Strategic analysis and resource allocation 3. From innovation to service 4. A typical sale 5. Supply chain – a holistic approach 6. Sticky sales

THE PATH OF VALUE TO OUR CUSTOMERS 69  Maintain focus on end-product quality  Specification and qualification support  Partnerships with equipment vendors  First to know about future designs  Effective problem solving solidifies customer loyalty 1. Customer Intimacy 2. Strategic analysis and resource allocation 3. From innovation to service 4. A typical sale 5. Supply chain – a holistic approach 6. Sticky sales

THE PATH OF VALUE TO OUR CUSTOMERS 70 WE DEVELOP A “MOAT” THROUGH:  Long-term, in-depth knowledge of the industry and supply chain needs  Patents and OEM specifications  Highly efficient, low asset manufacturing  Customer dependency on our technical service 1. Customer Intimacy 2. Strategic analysis and resource allocation 3. From innovation to service 4. A typical sale 5. Supply chain – a holistic approach 6. Sticky sales

METALLIZATION IN ACTION 71

Performance Solutions Overview Growth in our Markets Strategy in Action Our Competitive Advantage Financial Performance 72

MACDERMID’S END-USER MARKETS GROUP EXAMPLES OF INDUSTRIES SERVED OFFSHORE ELECTRONICSGRAPHICS ASSEMBLY INDUSTRIAL ■ Our End-User Markets Group is tasked with coordinating cross MPS, global initiatives and selling these value propositions to OEMs, Tier 1s, and other key end-customers ■ The team is composed of seasoned, commercially-oriented sales leaders with a big picture lens and diverse market expertise ■ Create dependence on MPS as integral to our customer’s supply chain: ─ Yield improvement / supply chain optimization ■ Target opportunities with sustainable growth and technological differentiation to drive larger sticker sales What Who Mission Functional Electronics Automotive Mobile Infrastructure Communications Oil & Gas PV/LED Energy Hardware Appliance Home SEGMENTS 73

EXPERTISE AT EVERY STEP IN ELECTRONICS MANUFACTURING SEMICONDUCTOR METALLIZATION WAFER LEVEL PACKAGING PACKAGE SUBSTRATES PRINTED CIRCUIT BOARD PROCESSING ASSEMBLY MATERIALS 74 MACDERMID ENTHONE ELECTRONIC SOLUTIONS

ENHANCED PRODUCT PORTFOLIO

MACDERMID ENTHONE ELECTRONIC SOLUTIONS

ELECTRONICS PACKAGING

Package Component	Process	MacDermid	Post-Integration
Connectors	Solderable		
	Precious Metal		
Passives	Tin Plating		
Memory Disk	Electroless Nickel		
Molded Interconnect Device	Electroless Copper		
	Electroless Nickel		
Semiconductor Wafer	Damascene Copper		
	Wafer level		

PRINTED CIRCUIT FABRICATION

Fabrication Step	Process	MacDermid	Post-Integration
Innerlayer Processing	Oxide		
	Oxide Alternative		
Desmear	Desmear		
Electroless Copper	Electroless Copper		
Direct Metallization	Carbon		
	Graphite		
	Conductive Polymer		
Electrolytic Copper	High Productivity		
	High Throw DC		
	Pulse Plating		
	ViaFill		
Final Finish	Immersion Silver		
	Immersion Tin		
	Nickel Gold		
	Organic		

Acquisition activity complemented existing product portfolio

Source: Management estimates.

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THE BENEFITS OF MULTIPLE TOUCH POINTS IN THE SUPPLY CHAIN TACTICAL SALES HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES MATERIAL SUPPLY CIRCUIT FABRICATION DEVICE DESIGN COMPONENT ASSEMBLY END USER ORIGINAL EQUIPMENT 76 END USER MARKET EXPERTS HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES SUPPLY CHAIN MANAGEMENT MACDERMID ENTHONE ELECTRONIC SOLUTIONS

THE BENEFITS OF MULTIPLE TOUCH POINTS IN THE SUPPLY CHAIN TACTICAL SALES HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES 77 END USER MARKET EXPERTS HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES SUPPLY CHAIN MANAGEMENT WE BELIEVE THAT NO OTHER SUPPLIER TO OUR TARGET INDUSTRIES HAS OUR REACH INTO ALL ASPECTS OF DESIGN, MANUFACTURE, ASSEMBLY, SPECIFICATION, AND END-USE. MACDERMID ENTHONE ELECTRONIC SOLUTIONS

SMARTPHONES: OUR PRODUCTS Silicon package: WLP Flexible circuit: Direct Metallization Printed circuits ViaFill Phone Housing MEIS treatments Interposers Solder balls, preforms Silicon processors Damascene Cu Antenna MID Q ANTIFYING THE MPS CONTRIBUTION Advanced Packaging: $0.002/phone Solder Paste: $0.058/phone PCB plating: $0.366/phone MEIS treatments: $0.016/phone Solder balls, flux: $0.033/phone Damascen Cu: $0.041/phone Adhesives: $0.046/phone Total: ~$0.90 / phone 78 Source: Management estimates.

THE BENEFITS OF MULTIPLE TOUCH POINTS IN THE SUPPLY CHAIN FUTURE AUTO SPECIFICATION ORIGINAL EQUIPMENT END USER 79 TACTICAL SALES HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES MATERIAL SUPPLY TIER TWO TIER ONE END USER MARKET EXPERTS HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES SUPPLY CHAIN MANAGEMENT MACDERMID ENTHONE INDUSTRIAL SOLUTIONS

THE BENEFITS OF MULTIPLE TOUCH POINTS IN THE SUPPLY CHAIN TACTICAL SALES HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES 80 END USER MARKET EXPERTS HIGHLY-TECHNICAL CUSTOMER SERVICE AND SALES SUPPLY CHAIN MANAGEMENT WE BELIEVE THAT NO OTHER SUPPLIER TO OUR TARGET INDUSTRIES HAS OUR REACH INTO ALL ASPECTS OF DESIGN, MANUFACTURE, ASSEMBLY, SPECIFICATION, AND END-USE. MACDERMID ENTHONE INDUSTRIAL SOLUTIONS

TAKING A COMBINED MESSAGE UP THE SUPPLY CHAIN – BRAKING


End-User Markets Focus
Car Makers (OEM's and/or Tier 1's)
Braking Electronics
Braking Hardware
Braking Electronics (Alpha, Electronics)
Sensors (Alpha, Electronics)
Calipers (Industrial)
System – End-user Market Focus
Sub-system Focus
Business Units Focus Area

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THE AUTOMOTIVE EXAMPLE QUANTIFIED – HIGHER END CAR Autotype $5.00 per unit Decorative trim $3.00 per unit IS Wear Resistance $1.00 per unit Decorative Wheels $1.00 per unit IS Functional Fasteners $3.00 per unit IS Functional Brakes $1.00 per unit IS Metallurgy $1.00 per unit Circuit Chemistry $5.00 per unit Assembly $16.00 per unit Total: ~$30-50 / unit 82 Source: Management estimates.

AUTOMOTIVE OPPORTUNITY – HIGHER END CAR


Industrial Chemicals ~$15 per car
Addressable Market
Specialty Consumable Materials:
$30-50 per unit
$3-5 billion per year
Assembly Materials ~$16 per car
Electronics Chemicals ~$5 per car
Industrial - Decorative
Industrial - Surface Prep
Industrial - Anticorrosion
Industrial - Autotype Films
Industrial - Engineering
Electronics - PCB Plating
Electronics - PCB Finishing
Electronics - Semi Plating
Assembly - Pastes
Assembly - Bar
Assembly - Flux
Assembly - Other

Source: Management estimates.

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Performance Solutions Overview Growth in our Markets Strategy in Action Our Competitive Advantage Financial Performance 84

PERFORMANCE SOLUTIONS COMPARABLE FINANCIAL OVERVIEW MacDermid Alent OMG 731 746 755 709 1,131 1,071 1,063 919 175 174 172 163 2,038 1,992 1,990 1,791 2012 2013 2014 2015 ADJ. EBITDA (2012–2015)(1)SALES (2012–2015) ($ in millions) ($ in millions) % growth: 162 180 212 221 168 161 175 155 32 33 30 31 363 375 416 407 2012 2013 2014 2015 85 Note: For a reconciliation of non-GAAP financials, please refer to the appendices of this presentation. 2012 - 2015 financials include MacDermid, OMG EC & PM and Alent. Excludes estimated run-rate synergies. Alent financials prepared under IFRS for 2012 – 2013 and under US GAAP for 2014 -2015. 1. Comparable Adj. EBITDA excludes corporate costs for the 2014 and 2015 periods. Constant Currency: (4)% 4% (2)%11%3%(10)% . 0%(2)%

CAPEX AND CAPEX % OF SALES (2012–2015) 25 27 18 20 18 12 12 15 43 40 30 35 2.1% 2.0% 1.5% 2.0% 0 10 20 30 40 50 60 70 2012 2013 2014 2015 Maintenance CapEx Growth CapEx CapEx % of Sales ($ in millions) PERFORMANCE SOLUTIONS COMPARABLE CAPITAL EXPENDITURES 86 Note: For a reconciliation of non-GAAP financials, please refer to the appendices of this presentation. 2012 - 2015 financials include MacDermid, OMG EC & PM and Alent. Excludes estimated run-rate synergies. Alent financials prepared under IFRS for 2012 – 2014. 1. 2012 CapEx excludes $9m of Alent corporate building and land CapEx related to the de-merger. (1)

PERFORMANCE SOLUTIONS COST OF GOODS COMPARABLE COST OF GOODS SOLD BREAKDOWN (2015) Material Cost 82% Fixed Labor / Overhead 14% Freight / Warehouse 4%  2015 material costs of $800 million - 1% decrease in material cost would improve Adj. EBITDA margin by 50 bps  Procurement initiatives in 2016 have already secured run-rate savings in excess of $4 million  Focused on driving incremental savings in 2017 and beyond 87 Highly variable cost structure

STABLE AND IMPROVING GROSS MARGINS 818 840 874 813 40% 42% 44% 45% 25% 35% 45% 55% 0 250 500 750 1,000 2012 2013 2014 2015 Gross profit % margin COMPARABLE GROSS PROFIT AND % MARGIN (2012–2015) ($ in millions) (% margin) 88 Note: For a reconciliation of non-GAAP financials, please refer to the appendices of this presentation. 2012 - 2015 financials include MacDermid, OMG EC & PM and Alent. Excludes estimated run-rate synergies. Alent financials prepared under IFRS for 2012 – 2014 and US GAAP for 2015.

MEANINGFUL COST SYNERGY POTENTIAL (NON-GAAP) 33 55 70 0 10 20 30 40 50 60 70 80 1H 2016 2017E 2018E  $11 million in synergies realized through 1H 2016  $33 million in run-rate savings captured  $70 million run-rate expected by 2018 year-end  Additional 2016 synergies expected in G&A efficiencies and procurement  Meaningful facility consolidation opportunity exists: ─ First phase plans underway for early 2017 action ─ Second phase in mid-2017 to early 2018 given long lead times ─ Pursuing other real-estate opportunities as well  Additional SG&A opportunity exists depending on ability to grow share in certain markets REALIZED AND RUN-RATE COST SYNERGIES 89 ($ in millions) Realized Run-Rate

AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Financial Overview – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 90

Agricultural Solutions Overview Industry Considerations Strategy for Growth 91

THE NEW ARYSTA: MORE THAN THE SUM OF ITS PARTS  Strength in Latin America, Africa, Japan & Eastern Europe  Portfolio of proprietary niche herbicides and insecticides  Leader in BioSolutions  Regulatory and product development expertise  Leading supply chain & sourcing expertise  Strength in North and Latin America  Leader in seed treatment  Leader in acaricides for specialty crops  Regulatory and product development expertise  Leading formulation development capabilities  Strength in Western Europe  Regulatory expertise  Formulation capability  Specialty player with global scale  Balanced portfolio and geographic presence  Leader in BioSolutions and seed treatments  Enhanced R&D, regulatory and formulation capabilities  Leading supply chain and sourcing organization  Unique asset light model 92

UNIQUE BUSINESS MODEL IN THE INDUSTRY 93 Active ingredient Discovery Active ingredient manufacturing New Product Development & Registration Formulation & packaging Marketing & distribution Value chain focus Primary Market Focus Discovery focused Companies Asset Heavy Mainstream Proprietary Post Patent Management “Generics”: Off-Patent AI Manufacturers Mainstream Off Patent  Arysta has access to a library of hundreds of active ingredients (AIs)  This library continues to grow through access or acquisition of IP of new/existing AIs from technology partners  Focus our innovation activities on creating new proprietary mixtures & formulations of these AIs  Source/toll all AI production from 3rd parties, mostly in low cost countries  Formulate mixtures locally or regionally to keep high degree of flexibility and customer service  Target specialty niche segments Specialty Segments Arysta: Asset-Light, High-Touch Asset Light Asset Light Asset- Lite Asset Heavy ASSET-LITE / HIGH-TOUCH

ARYSTA LIFESCIENCE PRIMARY OFFICES & FACILITIES



Evesham, UK
Guelph
Liege, Belgium
St. Malo, France
Beaulieu, France
Pau, France
Cary, NC
Valdosta, GA
Mexico
South Korea
Tokyo, Japan
Nanjing, China
India
Senegal
Burkina Faso
Ivory Coast
Vietnam
Colombia
São Paulo, Brazil
Durban, South Africa
LEGEND
Global HQ
Regional HQ
R&D Facility
Laboratories
Manufacturing

KEY FACTS

- More than 6,000 registrations
- 13 formulation sites and 5 formulation labs
- 3 greenhouse and 2 field development stations
- HQs in Cary - NC, USA
- Sales in >100 countries
- ~4,000 employees with >2,000 in sales, marketing & technical roles



R&D Station in Pereira-SP, Brazil



Seaweed BioSolutions Site, St. Malo, France



Formulation Facility, Nogueres, France

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BALANCED PORTFOLIO

PRODUCTS(1)	GEOGRAPHIES(2)	CROP FOCUS(3)
Broad portfolio to serve all stages of the crop lifecycle, combining conventional crop protection with BioSolutions, especially BioStimulants, in unique ProNutiva offerings	Greater presence in high growth Latin America and Africa/Middle East markets	Greater diversification among end-markets, with greater reliance on Fruit & Vegetables.

Arysta LifeScience



Other 13%
Fungicides 20%
Bio-Stimulants 4%
Insecticides 31%
Herbicides 32%



North America 14%
Africa & ME 14%
Latin America 34%
Asia 13%
Europe 26%



F&V 30%
Other 38%
Main Row Crops 32%

Industry



Bio-Stimulants 3%
Other 3%
Fungicides 26%
Insecticides 27%
Herbicides 41%



North America 20%
AME 4%
Asia 24%
Latin America 29%
Europe 23%



Other 23%
F&V 24%
Main Row Crops 53%

Arysta Source: Company information; 2015 comparable results; Sales by crop represent 2016 management estimates.
Industry Source: Phillips McDougall, MarketsandMarkets; BioStimulant market data from 2014.

1. Arysta seed treatment & biocontrol sales included into fungicides & insecticides.
2. Mexico included in Latin America, Australia included in North America for consistency with Arysta public reporting.
3. F&V includes other F&V, pome fruit, potatoes and vine; main row crops includes soybeans, cereals, corn, rice.

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KEY PRODUCTS BY CROP CEREALS & CORN FRUITS & VEGETABLES PERENNIAL CROPS Herbicides Fungicides Insecticides Bio Solutions Seed Treatment SOYBEAN Arysta’s broad offering across crops makes it a valued partner to distributors 96

KEY PRODUCTS BY REGION Herbicides Fungicides Insecticides Bio Solutions Seed Treatment IPM Portfolio: Natural Enemies and Pollinators EMEA LATAM NAANZ ASIA 97 Critical mass in all four regions enable further global expansion

AGRICULTURAL SOLUTIONS FINANCIAL OVERVIEW COMPARABLE FINANCIAL OVERVIEW 98 Note: Financials are non-GAAP. Please refer to the appendices of this presentation for reconciliation. 1. CAS and Agriphar financials prepared in accordance with US GAAP. Agriphar 2012 financials are unaudited. Arysta financials prepared in accordance with IFRS. Arysta 2013 financials include Goëmar transaction of $33 million in revenue and $9 million in EBITDA on a French GAAP basis. 2. Comparable Adj. EBITDA excludes corporate costs for the 2014 and 2015 periods. % growth: 6% 0% 15% 1% COMPARABLE SALES (2012–2015)(1) COMPARABLE ADJUSTED EBITDA (2012–2015)(1) (2) Arysta CAS Agriphar 1,467 1,542 1,532 1,285 409 449 443 363 168 171 195 181 2,044 2,162 2,171 2012 2013 2014 2015 268 299 293 227 79 101 103 96 35 41 50 59 382 441 446 2012 2013 2014 2015 (US$ in millions) (US$ in millions) (16%) (14)% 1% Constant Currency: 1,829 382 3%

AGENDA Agricultural Solutions Overview Industry Considerations Strategy for Growth 99

13 14 14 14 15 15 17 19 21 22 23 24 24 24 26 29 30 30 30 29 29 27 26 28 32 33 33 36 43 40 41 47 50 54 57 51 1 9 8 0 1 9 8 1 1 9 8 2 1 9 8 3 1 9 8 4 1 9 8 5 1 9 8 6 1 9 8 7 1 9 8 8 1 9 8 9 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 30+ YEARS OF INDUSTRY GROWTH The crop protection market has grown at a 4% average annual rate for 30+ years $ billions of revenue 100 Source: Phillips McDougall (2016).

MEGATRENDS AND THEIR IMPACT ON THE AG INDUSTRY



GROWING FOOD DEMAND



FOOD SAFETY CONCERNS



CLIMATE CHANGE



LIMITED ARABLE LAND

- AgChem market expected to grow in volume driven by demographics and other secular trends
- Higher regulatory hurdles driving increase in R&D costs
- Globalization of crop commodities driving grain price cycles
- Introduction of GMO technology increasing seed market share

- Crop price volatility and increasing operating costs are driving consolidation at farmer, distributor and supplier level
- With fewer new active ingredients, generic players have grown to > 30% of the market[1]
- New technologies like BioSolutions and Precision Farming have emerged as reaction to current trends

1. Share of generic companies between 30 and 35% in the period 2007-2014, as defined by Phillips McDougall.

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IMPACT OF INDUSTRY CONSOLIDATION Consolidation Trends  Expected rise of two to three new mega-players with larger portfolios and market leverage Arysta Opportunities  Further ability to target differentiated, niche markets that are less meaningful to larger competitors  Partnerships with discovery based companies that seek to accelerate and expand the penetration of their AI into niche segments  Speed and flexibility are even greater differentiators against larger companies  With integration largely complete, Arysta is now focused on the customer, while competitors are distracted  Forced portfolio divestments could create chances for Arysta 102

Agricultural Solutions Overview Industry Considerations Strategy for Growth Financial Performance 103

ARYSTA ASPIRES TO PROFITABLE GROWTH THROUGH LEADING POSITIONS IN CHOSEN SPECIALTY SEGMENTS  Organically grow 2% p.a. above the market, while continuing to have Adj. EBITDA margins of > 20%  Leadership in our primary focus segments and #1 in BioStimulants  Achieve +15% of the total gross profit from products registered in last 3 years 104 OUR GOALS

By setting our primary focus on high growth, high value, high differentiation (H3) segments, we plan to drive profitable organic growth faster than the market OUR PLAN TO WIN Leader in H3 segments (high growth, high value, high differentiation) Asset-Lite and Nimble Cost Structure Our Team Sets the Benchmark Unmatched Customer Orientation Strong Technology & Partnerships From Products to Solutions H3 105

H3 PRIMARY FOCUS ON H3 SEGMENTS

- **High Growth** (driven by robust megatrends)
- **High Value** (driven by specialty focus)
- **High Differentiation** (driven by core competencies)



Gross profit margins[1]
>45%
30–45%
<30%
H1
H2
H3
H1
H2
H1
<1.0x
1.0x–1.5x
>1.5x
Multiple of crop protection market growth
Low
Medium
High
Differentiation Potential

PRIORITY FOCUS SEGMENTS		GROWTH GOAL VS. MARKET[1][2]	GROWTH DRIVERS	KEY CROPS
Crop Establishment		2-3x	▪ Growing demand for higher value GMO seeds & the need of farmers to protect their investment	▪ Soybean ▪ Cereal ▪ Corn
Plant Stress & Stimulation		2-3x	▪ Reduce abiotic stress in plants (e.g. heat and cold) to increase yields	▪ Fruit & Veg ▪ Row Crops
Resistant Weed Management		1-2x	▪ Growing natural weed resistance against widely used herbicides (e.g. glyphosate)	▪ Soybean ▪ Corn ▪ Perennial
Specialty Protection Niches		1-2x	▪ Niche pests outside industry's main focus	▪ Specialty crops ▪ Sugarcane ▪ Cereals
Crop Residue Management		1-2x	▪ Consumer demand for healthier food	▪ Fruit & Veg
Tailored Local Solutions		N.A.	▪ Decreasing focus of mega-players on more locally specific problems of farmers & key distributors	▪ Strategic local crops

1. Projected segment growth rates based on I-Map/Kynetec; Phillips McDougall, Markets & Markets, and management estimates.
2. Management estimates.

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LONG-TERM GROWTH OBJECTIVES IN H3 SEGMENTS $91bn Total Agricultural Market(1) $54bn Crop Protection Addressable Market(1) $13bn Primary Focus Markets (2015) $18bn Primary Focus Markets (2021) AG MARKET ARYSTA’S PRIMARY FOCUS MARKETS Crop Protection GM Seed Seed Proprietary Off Patent Patented Generic 107 Crop Establishment Plant Stress Weed Resistance Mgmt Specialty Protection Niches Crop Residue Mgmt Arysta sales in primary focus market Primary focus market share 2015 ~$700m ~$1bn 2021 5% 6% H3 Source: Phillips McDougall (2016), management estimates.

SUCCESSFUL CROSS SELLING Crop Establishment Plant Stress & Stimulation Resistant Weed Management Specialty Protection Niches Crop Residue Management Other Primary region Expansion region Ipconazole Flucarbazone Plant Extract Biostim. Portfolio Fluoxastrobin Seaweed Biostim. EXPANSION TECHNOLOGY KEY SEGMENT REGIONS North America Europe LatAm Asia Africa H3 108

By migrating from product to solution focus, Arysta intends to leverage the strengths of the combined business, while creating strong differentiation Leader in H3 segments (high growth, high value, high differentiation) Asset-Lite and Nimble Cost Structure Our Team sets the Benchmark Unmatched Customer Orientation Strong Technology & Partnerships From Products to Solutions 109 OUR PLAN TO WIN

Comprehensive portfolios and expertise in crop establishment, as well as best-in-class formulation technology CROP ESTABLISHMENT ST Application Technology ST Biological Control Colours & Coatings Biological Stimulation Customer Technical Service & Support Early Post Em. Insecticide action from ST Early Post Em. Fungicide action from ST In-Furrow Products 110 EXAMPLE OF ARYSTA’S SOLUTION OFFERING IN AN H3 SEGMENT

BioStimulants 1920 1930 1940 1950 1960 1970 1980 1990 2000 2010 2020 2030 8 7 6 5 4 3 9 2 1 0 W o rld p o p u lati o n B ill io n s New technologyAll dates are approximate only Wide scale mechanization of farm equipment NPK Fertilizers Increasing farmer professionalization(1) Chemical crop protection 111 Source: GGDC; Dunham Trimmer. Note: Timing of new technologies is approximate only. 1. Increasing proliferation of Agricultural schools, research and precision farming. GMO Seeds BIOSTMULATION IS THE EXPECTED NEXT WAVE

PLANT STRESS & STIMULATION

EXAMPLE OF ARYSTA'S SOLUTION OFFERING IN AN H³ SEGMENT

PHYSIOLOGICAL GROWTH STAGE…

Roots/ emergence



- Root mass & architecture
- Bud development
- Accelerated shoot or Bud emergence
- Uniform emergence

BIOZYME TF
Pilatus

+

Stems & branches



- Root architecture
- Thicker stems
- Increased branching
- Stem/stalk diameter and strength
- Inter-node length

BIOZYME TF
Foltron Plus
APPETIZER

+

Leaves/ chlorophyll



- Leaf area
- Chlorophyll
- Photosynthesis activity
- CO2 fixation

Foltron Plus
HeadSet
OPTIMAT

+

Flowering/ fruit set



- Flowering
- Pollination
- Fruit set & retention
- Cell division for size & quality potential

BM START
BIOZYME TF
TYTANIT

+

Fruit sizing



- Movement of sugars from vegetative tissues to wood or reproductive tissues
- Fruit finish

BIOFRUT
COLORADO
CALIBRA

=

Yield Increases

Complete BioStimulant portfolios acting on all growth stages

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Aim to be more of a partner than a competitor to discovery based companies and start ups that seek to expand active ingredient access into niche segments Leader in H3 segments (high growth, high value, high differentiation) Asset-Lite and Nimble Cost Structure Our Team Sets the Benchmark Unmatched Customer Orientation Strong Technology & Partnerships From Products to Solutions 113 OUR PLAN TO WIN

KEY PRODUCT ACQUISITIONS & LICENSING DEALS Selected Portfolio Acquisitions Selected Licensing Deals = BioSolutions SOURCE YEAR KEY AI Biozyme2007 Amicarbazone2001 Flucarbazone2002 Tebuthiuron2008Volcano Agroscience Physio Activator & Natural Protect portfolios 2014 Cypermethrin2004 Propisochlor2006 SOURCE YEAR KEY AI 2006 Ipconazole Fluoxastrobin Cloquintocet2012 2013 Tetraconazole 2015 Co-occlusion technology 2012 2016 Certain Protein Technologies 2016 Quizalofop-e1 2 x BioStimulants 2 x Insecticides 2 x Fungicides 3 x Herbicides 2016 Various (in progress) 2015 Patented formulation technology 114 1. Nissan has granted access to Quizalofop mixtures in Brazil. Technology partners are showing significant interest in collaboration with the new Arysta

STRONG PIPELINE WITH ~$700M PEAK SALES POTENTIAL[(1)]

WE ARE ALIGNING OUR PIPELINE OF NEW FORMULATIONS AND MIXTURES TO OUR PRIMARY FOCUS SEGMENTS

Products in launch 2014–2016		Planned launches 2017+	
Cereal Seed Treatment for Europe	Seaweed Portfolio Expansion	In-furrow Dual-purpose Fungicide/Insecticide	Bio-insecticide for Fruits & Veggies
Row Crop Fungicide Mixture	Attractant for lepidoptera	Technology for Cold stress management	Broader-spectrum Bio-insecticide
Broad Spectrum Fungicide for Fruits and Vegetables	SAR bio-fungicide	Combination Seed Treatment Fungicide and BioStimulant	Broad-spectrum ST Fungicide
Broad-spectrum Herbicide for Corn	Broad Spectrum Fungicide for Row Crops and Cereals in NA	Broad-spectrum Herbicide Mixtures for Difficult-to-Control Weeds	Herbicide Mixture for Herbicide Resistant Weeds

Legend: Crop established; Plant stress & stimulation; Resistant Weed Management; Specialty Protection Niches; Crop Residue Management; Other

New products are based on mixtures of proven new and existing active ingredients with full regulatory dossier, reducing pipeline risk

1. Peak sales potential of products in launch since 2016 and to be launched in the future (excluding re-registration projects).

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CASE STUDY: NOCTOVI – A NEW INSECTICIDE DELIVERY MECHANISM

NOCTOVI®


Dead Moths collected from a treated strip


Treated Strip

Type:	☑ **High Growth** ☑ **High Value** ☑ **High Differentiation**	**H³**
Segment:	Crop Residue Mgmt.	
Tech Partner:	ISCA	
Country Focus:	Brazil + AME (Initial)	

- Novel attractant formulation to control moths (lepidoptera) in several crops
- Noctovi is mixed with an insecticide & sprayed in narrow strips (1% of field)
- Target moths are attracted and killed, while beneficial insects are spared
- This patent protected solution minimizes residues by ~99%

Source: Management estimates.

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CASE STUDY: UNIQUE TOTAL SOLUTION FOR EARLY SEASON PROTECTION 117  Tepera Plus provides full early season protection and enhanced plant health  The product combines a fungicide with plant health effects and an insecticide  Novel formulation to be applied “in-furrow” together with liquid fertilizers  Plant health yield benefits estimated at 6 – 7% for corn and soybeans Type:  High Growth  High Value  High Differentiation Segment: Crop Establishment Partner: Vive Crop Protection Country Focus: North America (Initially) H3 Tepera Plus: 12 roots Control: 8 roots Seminal/Primary Roots in Corn 117 Compatibility with liquid fertilizers Fungicide Insecticide Competitor offering TeperaTM Tepera Plus with patented formulation technology

In times of industry consolidation, Arysta intends to be a true partner to distribution, being faster and more adaptable to local farmer needs than larger companies in the space Leader in H3 segments (high growth, high value, high differentiation) Asset-Lite and Nimble Cost Structure Our Team Sets the Benchmark Unmatched Customer Orientation Strong Technology & Partnerships From Products to Solutions 118 OUR PLAN TO WIN

ARYSTA LIFESCIENCEAI DISCOVERY & MANUFACTURING FARMER NEED DRIVEN VS PRODUCT DRIVEN APPROACH Arysta’s asset-light business model provides a unique flexibility to design our offer to fit the needs of farmers in our primary focus segments Markets Registrations AI Manufacture Research Markets Development & Registration Portfolio building Farmers Product-driven, supply-pushed “Develop what you discover” Customer-driven, demand-pulled, low risk “Agility to develop what the farmer needs” 119

INTERNAL ORGANIZATIONAL ALINGMENT TOWARDS KEY SEGMENTS ( MARKETING + KAM + TECHNOLOGY) OUR ORGANIZATION WILL BE FULLY FOCUSED ON FARMER NEEDS 120 Technology Teams Excellence Centers Global Team Marketing and R&D Local Teams Marketing, Sales and Tech. Svc. FUNGICIDES + INSECTICIDES HERBICIDES BIO STIMULANTS BIO CONTROL EVESHAM, UK CROP ESTABLISHMENT PEREIRAS, BR WEED RESISTANCE MANAGEMENT TBD, USA PLANT STRESS & STIMULATION PEREIRAS, BR SPECIALTY PROTECTION NICHES EVESHAM, UK CROP RESIDUE MANAGEMENT CUSTOMERS (FARMERS & DISTRIBUTION)

OUR PLAN TO WIN Leader in H3 segments (high growth, high value, high differentiation) Asset-Lite and Nimble Cost Structure Our Team Sets the Benchmark Unmatched Customer Orientation Strong Technology & Partnerships From Products to Solutions 121

EXPERIENCED MANAGEMENT Diego Lopez Casanello President Ex-BASF Rico Christensen North America, Australia & New Zealand Raphaele Massard Animal Health Paula Pinto Global Portfolio Management Gilles Cerutti Supply Chain & Operations Hisaya Kobayashi Asia José Nobre Europe, Middle East & Africa Flavio Prezzi SVP Strategy Tom B. Smith CFO Fabio Toretta Latin America Mark Singleton R&D and Regulatory Nick Vincent Human Resources BUSINESS UNIT LEADERS FUNCTIONAL LEADERS 122

1. Move our primary focus towards our key segments 2. Foster a mind-set change from product to solution orientation 3. Establish an even stronger customer centric culture 4. Develop best-in-class depth of know-how on primary segments & BioSolutions 5. Lean management and efficient use of capital is part of everyone’s DNA 123 TOP 5 BEHAVIORS WE ARE DRIVING IN ARYSTA

Arysta’s business model must be Asset-Lite / High-Touch and flexible to generate strong and sustainable cash flows OUR PLAN TO WIN Leader in H3 segments (high growth, high value, high differentiation) Asset-Lite and Nimble Cost Structure Our Team Sets the Benchmark Unmatched Customer Orientation Strong Technology & Partnerships From Products to Solutions 124

HIGHLY VARIABLE COST STRUCTURE Variable 90% Fixed 10%  Most direct spend (~$1bn) is product specific (e.g. raws, inerts, packaging, etc.)  Other direct expenses include plant cost & manufacturing-related labor (fixed) and tolling agreements (variable)  The share of variable costs is expected to increase until 2021 following additional asset consolidation and fixed cost saving initiatives DIRECT COST STRUCTURE 2015(1) Total Direct Costs: $1.1bn 125 Source: Management estimates. 1. Direct costs defined as costs related to finished products or product inputs. A low fixed-cost structure enables flexibility through cycles

SUPPLY CHAIN FLEXIBILITY AND WORKING CAPITAL MANAGEMENT  Target and incentivize continuous COGS and margin improvement  Multidisciplinary category teams are in regular contact to define competitive sourcing and pricing strategies  We develop and keep multiple suppliers for the majority of Als to manage price, currency and supplier risk ─ 12 of Arysta’s top 15 eligibleAls were sourced from multiple suppliers in 2015  We continue to move production to lower cost countries, maintaining high safety and quality standards Sourcing Net Working Capital 126 Sourcing is a core competency for Arysta  Strong net working capital performance in 2015  Teams have NWC incentive targets and progress is reviewed on a biweekly basis  Goal of achieving positive net paid inventory (DPO – DIO)  Enhanced credit risk management, with improved year-over-year collection performance

MEANINGFUL COST SYNERGY POTENTIAL (NON-GAAP)  $52 million in synergies realized through 1H 2016 ─ Including $38 million achieved in 2015  $80 million run-rate expected by 2017 year-end  Additional 2016 synergies expected in regulatory and supply chain  2017 expected synergies include: ─ Additional procurement and supply chain ─ Logistics and distribution  Focus is shifting to cross-selling opportunities REALIZED AND RUN-RATE COST SYNERGIES 80 0 10 20 30 40 50 60 70 80 90 100 YE 2015 1H 2016 2017E 52 69 127 Realized Run-Rate

IMPROVING CASH FLOW 128 Arysta has multiple levers to drive stronger cash flow  Improve our product mix by increasing the share of higher margin H3 segments on our total sales  Retain a high share of variable vs. fixed operating costs - drive COGS savings by leveraging Arysta’s strength on strategic sourcing  Further reduce G&A costs, beyond integration synergies, to selectively re-invest on selling costs to support expansion  Further eliminate or consolidate fixed assets, while keeping capex investments below 5% of sales (including capex for R&D)  Focus on the effective management of net working capital, currency volatility and pricing

ARYSTA VIDEO 129

AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Financial Overview – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 130

PLATFORM’S INTEGRATION PRINCIPLES Stability Customer-First Cross Functional Ownership Quick Wins  First step is to ensure a stable organization − Thorough communication − Organizational design as a priority  Integration should not impact customers  Over time, doing business with us should be easier  One brand and one face to customer as a priority  Integration ownership across the organization from commercial, operations and leadership  Long term owners of the business drive integration execution  Identify low-hanging fruit and fast execution opportunities  Take fast actions to garner momentum 131

INTEGRATION FRAMEWORK : ROLES DEFINED  Led by Corporate Team  Business Unit Senior Management Team involved early − Business & Corporate functional support teams including: − Commercial − Supply chain − Legal / Human Resources − Accounting, Tax and Treasury Focus on driving integration results by establishing goals by functional area, assigning accountability, timing and economic impact  Integration Management Office led by Corporate  Business Unit Senior Team/Functional Heads/ Corporate Team  Business & functional managers in cross functional engagement  Key Business Contributors  CEO, EVP Strategy & Operations and segment Presidents  Business Unit Senior Team/Functional Heads  Business Managers  Sales and Marketing Teams  Channel & Geographic Leaders Evaluation & Diligence Execute & Realize Synergies Optimization 132 Results measured & monitored through weekly integration meetings and monthly business reviews

INTEGRATION HIGHLIGHTS  Integrated 3 global organizations  Collaboration across diverse business units to establish and then accomplish short and long- term objectives (financial and operational)  One face to the customer − Sales force consolidation − Legal entity rationalization − Registration transfer  Office consolidation underway  Supply chain & procurement savings  Effective cross-selling  Strong focus, planning and delivery of synergies 133  Integrated 3 global organizations  Strong cohesive team orientation - “best of both”  Brand consolidation  One face to the customer program under development  Facility and office rationalization underway already  Product rationalization pathway developed  Procurement savings already accomplished  Financial and IT integration developed  Strong focus, planning and delivery of synergies Successful integration initiatives across both segments AGRICULTURAL SOLUTIONS PERFORMANCE SOLUTIONS

INTEGRATION – CURRENT PRIORITIES  Physical footprint  One face to the customer  Back office integration and shared service development  Product rationalization / revenue synergies  Distribution synergies & supply chain  Revenue synergies  Benchmarking and best practice sharing  Optimization  Information technology integration  Business intelligence and financial reporting systems  Audit and compliance Evaluate & Diligence Execute & Realize Synergies Optimization 134 Integration priorities driven by phase of integration efforts PERFORMANCE SOLUTIONS AGRICULTURAL SOLUTIONS HEADQUARTERS

ARYSTA INTEGRATION CASE STUDY

SUPPLY CHAIN AND PROCUREMENT

Overview

- **Opportunity**
  - Arysta, Agriphar and CAS spent over $1bn on procurement of raw materials, tolling, and other indirects
- **Process**
  - The Arysta supply chain team identified $30m of potential synergies from supply chain and procurement – approximately 2.5% of COGS – achievable over 3 years
    - Sources of synergies included AI procurement, manufacturing/tolling, freight, and warehousing amongst others
- **Current Status**
  - 2016 year-end run-rate supply chain and procurement synergies expected to be close to $30m with upside in 2017

Cypermethrin Case Study

- Cypermethrin is a large active for Arysta which purchases approximately ~680kl annually
- Historically, it had been sourced from a single supplier for both Europe and Africa / Middle East
- By adding two new suppliers and renegotiating with our existing supplier given our overall larger volumes, we achieved a $1.4m synergy
- There are many other examples of this across the portfolio

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MACDERMID PERFORMANCE SOLUTIONS INTEGRATION CASE STUDY  Facility footprint rationalization and exploring consolidation opportunities is a key focus area of integration efforts − Manufacturing locations − Warehouse (internal and external) locations − Sales offices − Other back-office – customer service, finance, IT, etc.  Each regional footprint is assessed for consolidation opportunities of the physical footprint as well as potential for consolidating/rationalizing activities (i.e. shared services / insourcing vs. outsourcing, etc.) − This assessment is ongoing with some combinations announced and execution is in process while other evaluations should be concluded later in this year and into 2017  US Manufacturing and warehouse consolidation execution has begun following extensive analysis to consider: − Manufacturing capabilities by site − Capacity by site, including growth plans − Product profile by site − Lab needs on a consolidated basis − Customer implications / requirements 136 FOOTPRINT CONSOLIDATION

FOOTPRINT CONSOLIDATION CASE STUDY - CONTINUED  Plant focus: Industrial products, performance coatings, lubricants and PET products Bridgeview (Alent – Enthone) Ferndale (MacDermid) Key: Alent MacDermid EC Altoona (Alent – Alpha) West Haven (Alent – Enthone) Maple Plain (OMG EC) AES Alpha Ferndale Maple Plain Bridgeview Total Volume (m kgs) ~21 ~5 ~5 ~31 Total Conv Cost ($/kg) $0.27 $0.61 $0.99 $0.43 Consolidation into Ferndale already underway Estimated synergies of $2.0 million requiring $1.4 million of one-time investment MPS U.S. Manufacturing Footprint Country Alent MacDermid OMG EC TotalAlpha Enthone Combined E.U. Germany 1 1 Hungary 1 1 Italy 1 1 Netherlands 1 1 2 U.K. 1 1 Asia China 2 1 2 1 6 India 1 1 Malaysia 1 1 Singapore 2 1 3 South Korea 1 1 Taiwan 1 1 1 3 Global Total 11 6 2 6 4 29 European and Asian Manufacturing Sites  Plant focus: Products for printed circuit boards, PV, EPF, GMF and memory disk products  Plant focus: Printed circuit board products, performance coatings, EMG products  Plant focus: Products for semi-conductors (SCCu) and precious metals, inks and WLP  Plant focus: Solder bar, reclaim, wire, flux, ribbon, paste, powder, as well as Fernox 137

REVIEW OF REALIZED AND ESTIMATED SYNERGIES (NON-GAAP)



On Track to achieve $40 million of Estimated Synergies in 2016
$38m
$11m
$14m
$28m
$59m
$150m
$70m
$80m
2015 Synergies
Realized 1H 2016
Remaining Ag Synergies
Remaining MPS Synergies
Total Synergies

PERFORMANCE SOLUTIONS ESTIMATED SYNERGIES

General & Administrative

- Corporate and G&A overhead
- Public company costs

Cost of Goods Sold

- Overlapping production capabilities
- Economies of scale
- Supply chain overlap

AGRICULTURAL SOLUTIONS ESTIMATED SYNERGIES

General & Administrative

- Back office consolidation
- Overlapping leadership positions

Distribution

- Owned distribution lines vs. third-party outsourced

COGS

- Procurement & logistics
- Economies of scale
- Manufacturing / tolling

Source: Management estimates.

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AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Finance Update – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 139

Despite adequate headroom and operational flexibility, objective to reduce leverage over time; ample liquidity BALANCE SHEET CONSIDERATIONS MATURITY PROFILE  Platform can support significant level of leverage versus a more conventional commodity chemical company − Diversified end-markets and geographies − Highly variable cost structure − High margin & high cash flow conversion − Low capex needs  Although current leverage is greater than our long-term target, we retain significant financial flexibility: − No significant debt maturities until June 2020 − Ample interest coverage − Significant covenant headroom − Term loans are repayable at any time LEVERAGE CONSIDERATIONS ($ in millions) 140 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2016 2017 2018 2019 2020 2021 2022 2023 Term Loan Notes Series B Pfd.  Platform’s corporate revolver has $500M of total capacity ($90M drawn as of 6/30)  Cash balance $342M as of 6/30  Regional banking optimization projects ongoing to improve efficiency and free up excess cash  Strategic initiatives have improved repatriation capability; foreign cash is largely accessible  Working capital requires a peak use of ~$200M in a normal year LIQUIDITY CONSIDERATIONS AVAILABLE LIQUIDITY AS OF JUNE 30, 2016 342 410 90 842 B/S Cash Revolver Availability Local lines Total Liquidity ($ in millions)

WORKING CAPITAL DYNAMICS Working capital volatility driven largely by Agricultural Solutions; Focused on improving efficiency  Working capital seasonality driven largely by different growing seasons across regions − Peak working capital use typically occurs in Q1 / early Q2 − Releases throughout the second half but most dramatically in Q4  Latin America is most intensive working capital region; long payment terms are typical (tied to harvest cycle and local conventions) − Credit collection is a core competency of the Arysta LatAm team; track record is strong despite recent macro challenges  Working capital intensity varies greatly across regions − Weakness in North America Ag has worsened our overall working capital position given its favorable working capital characteristics  Numerous factoring and bartering facilities in key regions (LatAm, North America, Asia) help mitigate working capital intensity − Reduces credit exposure in developing economies  FX volatility clouds balance sheet changes in working capital accounts − Importantly, FX volatility does not impact underlying operating cash flow from working capital 141

FOREIGN EXCHANGE MANAGEMENT

TRANSLATIONAL FX EXPOSURES

Currency	% of Revenue
USD	~30
EUR	~25
BRL	~12
CNY	~10
JPY	~5

Note: based on 2015 Combined Results

TRANSLATIONAL FX MANAGEMENT

- Translation FX exposures not explicitly hedged
- Euro denominated debt (~20% of debt) provides some natural hedge against EUR movements
- Plan to increase use of non-USD denominated debt to mitigate translation impacts going forward

TRANSACTIONAL FX

Exposure	Cause	Mitigant	Progress
Non-USD Functional Currencies	~70% of legal entities are non-USD	Treasury oversees global hedging program focused on committed foreign currency cash flows that impact the P&L	
Revenue / Cost Mismatch	Input costs, in the Ag business, are primarily in USD, while revenues are largely local	Price recovery and COGS negotiations based on currency moves; structural footprint matching over time; explicitly linking currency of sales and costs	
Cash and Current Assets	Long dated receivables, particularly in Ag create additional FX exposures	Factoring, bartering and other local mechanisms help turn receivables to cash, which we can more effectively hedge; majority of exposure is non-cash	

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USES OF FREE CASH FLOW Free cash flow priority is to improve the balance sheet Debt Pay Down  Deleveraging remains the top priority for excess cash flow  Long-term net leverage target remains 4.5x − Goal to return in less than 3 years Working Capital  Working capital balance at 6/30 nearly $1.4B(1) – even modest improvements can yield significant cash benefits  Management incentivized to improve working capital efficiency throughout the year − FX volatility clouds balance sheet changes in working capital accounts but does not effect underlying cash flow impact Organic Growth  Incremental organic growth requires minimal investment in R&D and physical asset − Balance sheet does not impede organic growth initiatives  Regular periodic R&D and product development prioritization discussions focused on strict ROIC hurdles M&A  M&A remains a core competency of the Platform team  Smaller tuck-in opportunities routinely evaluated  Acquisitions are de-prioritized given current balance sheet 143 1. Working capital is defined as accounts receivable and inventories less accounts payable.

TAX ENVIRONMENT  Current tax structure complexity and inefficiency a result of legacy business structures  Minimal tax benefit from interest given losses in the U.S.  Profitable in many high tax jurisdictions around the world (China, Brazil, Mexico) resulting in significant cash tax payments made outside the United States  Changes to tax footprint will take time  Tax strategy and planning is a critical priority for the executive team  Structural changes are underway to drive expected meaningful improvement in cash taxes paid: − Better align interest expense with profitable legal entities − Consolidate foreign ownership of legal entities to improve both business and tax efficiency − Supply chain integration opportunities to better capitalize on business value drivers  Long-term structural changes to tax footprint expected to take 2 to 4 years  Tactical tax planning by new tax team has already improved the 2016 cash tax outlook by over $10M Current tax environment Tax planning 144

Current Focus ENTERPRISE DEVELOPMENT Enterprise development investment can lead to significant medium term cost reductions Future Opportunities  Centralizing core support functions (legal, IT, accounting, treasury)  Developing indirect procurement capability  Consolidation of support functions should drive meaningful efficiencies  Consolidate additional non- commercial spend across segments  Strengthening internal controls  Institutionalizing processes and reducing external consultant spend  Rationalization of multiple disparate financial systems  Legal entity rationalization  Financial infrastructure to better support future acquisitions  Investing in personnel and systems needed to manage global footprint  Build internal institutional competencies  Reduce external consultant costs  Line of sight to materially improving long-term tax outlook; high ROI on tax personnel spending  Improve ability to access worldwide cash SHARED SERVICES FINANCE & CONTROLS TAX & TREASURY 145

AGENDA Introduction – Martin E. Franklin State of the Company – Rakesh Sachdev Performance Solutions – Scot Benson Agricultural Solutions – Diego Lopez Casanello Integration Overview – Benjamin Gliklich Financial Overview – Sanjiv Khattri Conclusion – Rakesh Sachdev Appendices 146

GUIDING PRINCIPLES
TODAY IN CONTEXT

Achieve Financial Targets

- Achieve 2016 financial commitments – EBITDA & CF
- On track to realize $150M of acquisition synergies
- Over the plan period, organically grow revenues above our end markets - in the mid-single-digit range
- Achieve long term average organic EBITDA growth in high single digits – or 2x revenue growth
- Be focused on de-levering the B/S – goal to achieve debt / Adj. EBITDA of 4.5x in less than 3 years

Improve Customer Intimacy

- Push/pull selling strategy and advantaged customer position through breadth of portfolio and customer touchpoints – both MPS & Ag
- Goal to become the fastest, most responsive supplier to our key end customers and distributors

Expand Products and Services

- MPS emphasis on innovation alongside customer
- Arysta pipeline opportunity, partnership mentality and IP acquisition focus
- Over-emphasis on faster growing segments: Arysta H3 segments and MPS electronics sub-segments and Auto

Accelerate Operational Excellence

- Capitalize on significant opportunities in the supply chain and procurement -- in both businesses
- Drive a 'continued improvement' culture
- Working capital management
- Tax planning

Enterprise Development

- Improve finance and control environment
- IT infrastructure investment
- Treasury and tax management
- Development of shared services

Platform Path to Value Creation

Deliver EBITDA growth in line with our expectations

Improve overheads and below the line "costs" (corporate cost, tax, and working capital)

Delever the balance sheet and further improve cash flow conversion

Consider strategic M&A to strengthen industry position and accelerate earnings and shareholder value creation

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148

APPENDICES 149

NON-GAAP FINANCIAL MEASURES For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. To supplement the financial measures prepared in accordance with GAAP, Platform has provided in this presentation non-GAAP financial measures, including comparable sales, adjusted EBITDA, comparable adjusted EBITDA, comparable capital expenditures and comparable cash flow. We also present our results of operations on a comparable constant currency basis. Management believes that these measures provide useful information to investors by excluding certain items that it believes are not representative of the Company's business and including other items that it believes are useful in evaluating the Company's business; thereby providing a more complete understanding of the Company's operational results and a meaningful comparison of the Company's performance between periods and to its peers. When reconciled to the corresponding GAAP measures, these non-GAAP measures also help the Company's investors to understand the long-term profitability trends of its businesses. Finally, these non-U.S. GAAP measures address questions the Company routinely receives from securities analysts, investors and other interested parties in the evaluation of companies in our industry and, in order to assure that all investors have access to the same data, the Company has determined that it is appropriate to make this data available to all. Non-GAAP financial measures are however not prepared in accordance with GAAP, as they exclude certain items as described herein, and may not be indicative of the results that the Company expects to recognize for future periods. In addition, these non-GAAP financial measures may differ from measures that other companies may use. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures has been provided in this presentation. The Company only provides guidance, organic sales growth and synergy potential on a non-GAAP basis and does not provide reconciliations of such forward- looking non-GAAP measures to GAAP, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for restructuring, integration and acquisition-related expenses, share-based compensation amounts, adjustments to inventory and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. 150

NON-GAAP DEFINITIONS Adjusted EBITDA: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as further adjusted for additional items included in earnings that are not representative or indicative of our ongoing business as described in the footnotes to the non-GAAP measures reconciliations. Management believes Adjusted EBITDA provides investors with a more complete understanding of the long-term profitability trends of Platform’s business, and facilitates comparisons of its profitability to prior and future periods. Comparable Adjusted EBITDA: Comparable adjusted EBITDA is defined as Adjusted EBITDA adjusted to reflect acquisitions and the related financings as though they had occurred on January 1, 2015 without the impact of purchase accounting. Adjusted EBITDA and comparable adjusted EBITDA are key metrics used by management to measure operating performance and trends. In particular, the exclusion of certain expenses in calculating adjusted EBITDA and comparable adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Management believes comparable Adjusted EBITDA provides investors with a more complete understanding of the long-term profitability trends of Platform’s business, and facilitates comparisons of its profitability to prior and future periods. Comparable Constant Currency: Our constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. Constant currency percentages are calculated by converting our current-period local currency financial results into U.S. Dollar using the prior period's exchange rates and comparing these adjusted amounts to our prior period reported results. The comparable constant currency presentation includes actual results adjusted to reflect acquisitions and related financings as though they had occurred on January 1, 2015 adjusted for the effects of purchase accounting on actual results. Management believes that this presentation provides a more complete understanding of the Company's operational results and a meaningful comparison of its performance between periods. However, this comparable financial information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company's acquisitions been completed as of the dates indicated, or that may be achieved in the future. Organic Sales: Organic sales is defined as comparable sales excluding the impact of currency, metals price, divestitures and acquisitions, as applicable. Management believes this measure provides investors with a more complete understanding of the underlying sales trends by providing comparable sales over differing periods on a consistent basis. 151

NET (LOSS) INCOME RECONCILIATION TO COMPARABLE ADJUSTED EBITDA

(amounts in millions)	Platform	Arysta 1/1 - 2/12/2015	Alent 1/1 – 11/30/2015	OM 1/1 – 10/31/2015	OM Malaysia	Comparable
Net (loss) income available to common stockholders	$(309)	$(65)	$55	$2	$10	$(307)
Adjustments to reconcile net (loss) income to Adjusted EBITDA						
Net income attributable to the non-controlling interests	4	–	–	–	–	4
Income tax expense (benefit)	75	(3)	17	2	3	95
Interest expense, net	223	48	7	–	–	278
Depreciation and amortization expense	251	10	14	8	–	284
Acquisition and integration costs	93 (1)	–	–	–	–	93
Manufacturer's profit in inventory purchase accounting adjustments	77 (2)	–	–	–	–	77
Non-cash fair value adjustment to contingent consideration	7	–	–	–	–	7
Foreign exchange loss on foreign denominated external and internal debt	46 (3)	13 (3)	(3) (3)	–	–	56
Fair value loss on foreign exchange forward contract	74 (4)	–	–	–	–	74
Restructuring expenses	55 (5)	1 (5)	6 (5)	3 (5)	–	65
Legal settlements	(16) (6)	–	–	–	–	(16)
Acquisition put option expiration	(3)	–	–	–	–	(3)
Long-term compensation issued in connection with acquisitions	–	–	1	–	–	1
Corporate development costs	–	–	47	–	–	47
Share of joint venture income	–	–	(2)	–	–	(2)
Other	(9)	(2)	–	–	–	(11)
Adjusted EBITDA	**$568**	**$3**	**$143**	**$15**	**$13**	**$742**

1. Adjustment for costs associated with acquisitions, including costs of obtaining related financing such as investment banking, legal, and accounting fees; transfer taxes; and bonuses paid to a member of management of an acquired company related to the completion the Arysta Acquisition. The Company adjusts these costs because they are not reflective of ongoing operations.
2. Adjustment for purchase accounting fair value adjustment to inventory associated with acquisitions charged to cost of sales primarily related to the Agricultural Solutions Acquisitions. The Company adjusts these costs because they are not reflective of ongoing operations.
3. Adjustment for foreign exchange gains and losses on intercompany and third-party long-term debt because these currencies are out of its control, are expected to offset on a long-term basis and, due to their long-term nature, are not fully realized. The Company does not exclude foreign exchange gains and losses on short-term intercompany and third-party payables and receivables with third parties.
4. Adjustment to reverse loss on economic hedges related to the Alent Acquisition.
5. Adjustment for cost of restructuring acquired businesses in both the Agricultural Solutions and Performance Solutions segments. The Company adjusts these costs because they are not reflective of ongoing operations.
6. Adjustment to reverse gain on legal settlement including reimbursement of legal fees.

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MACDERMID RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA PREDECESSOR/SUCCESSOR COMBINED 1. Includes $31 million and $57 million in 2013 and 2014, respectively, for amortization expense related to intangible assets recognized in purchase accounting for the MacDermid Acquisiton. 2. Adjustment to reverse manufacturer's profit in inventory purchase accounting adjustment associated with MacDermid Acquisition. 3. Adjustment to fair value of contingent consideration in connection with the MacDermid Acquisition primarily associated with achieving the share price targets. 4. Non-cash charge related to preferred stock dividend rights. 5. Adjustment to reverse deal costs primarily in connection with the MacDermid Acquisition for 2013 and the Chemtura, Arysta and Agriphar Acquisitions for 2014. The Arysta Acquisition closed in 2015. 6. Adjustment to reverse debt extinguishment charge in 2013 in connection with debt incurred as a result of a recapitalization. December 31, (amounts in millions) 2012 2013 2014 Net income (loss) available to common stockholders $46 $(181) $(7) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Interest expense $50 $52 $36 Income tax expense 25 7 (3) Depreciation and amortization expense 42 46 76 Manufacturer's profit in inventory adjustment – 24 12 Non-cash fair value adjustment to contingent consideration – (1) 29 Preferred dividend valuation – 172 – Acquisition costs – 32 48 Debt extinguishment – 19 – Other expense, net (1) 10 5 Post Acquisition Corporate Costs – – 16 Adjusted EBITDA $162 $162 $212 (1) (2) (3) (4) (5) (6) 153

ARYSTA RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA 1. Adjustments provided for in credit agreement to compute Adjusted EBITDA. 2. Adjustment to reverse non-cash impairments of product registration rights of $48 million and $20 million and goodwill of $0 and $15 million during 2013 and 2014, respectively. 3. Includes discontinued operations for the Midas business and FES group of companies. 4. Goemar acquisition is included as a pro forma adjustment in 2012, 2013 and the pre-acquisition period of 2014. (1) (2) (3) (4) December 31, (amounts in millions) 2012 2013 2014 Net loss available to common stockholders $(157) $(102) $(26) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Interest expense $136 $135 $116 Income tax expense 45 48 50 Depreciation and amortization expense 74 67 68 Other credit agreement adjustments 34 36 35 FX loss 37 40 17 Impairments – 49 35 Derivatives losses 31 1 – Discontinued operations 72 10 (2) Non-controlling interests 9 9 9 Other expense, net (2) (1) (1) U.S. GAAP adjustment (11) 7 (8) Adjusted EBITDA $268 $199 $293 154

CHEMTURA AGROSOLUTIONS RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA 1. Includes $7 million of amortization related to intangibles recognized in purchase accounting in 2014. 2. Includes $14 million of inventory step up recognized in purchase accounting in 2014. December 31, (amounts in millions) 2012 2013 2014 Net income available to common stockholders $39 $47 $25 Adjustments to reconcile net income to Adjusted EBITDA: Interest expense $1 – $2 Income tax expense 18 29 40 Depreciation and amortization expense 15 14 19 FX loss (gain) – 8 (4) Manufacturer’s profit in inventory adjustment – – 14 Other expense, net 6 3 7 Adjusted EBITDA $79 $101 $103 (1) (2) 155

AGRIPHAR RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA Note: Numbers are presented in Belgium GAAP for 2012 and 2013 and US GAAP for 2014. 2012 Agriphar financials are unaudited. 1. Includes $3 million of amortization related to intangibles recognized in purchase accounting in 2014. 2. Includes $9 million of inventory step up recognized in purchase accounting in 2014. December 31, (amounts in millions) 2012 2013 2014 Net income available to common stockholders $19 $24 $13 Adjustments to reconcile net income to Adjusted EBITDA: Interest expense $2 $2 $1 Income tax expense 9 11 7 Depreciation and amortization expense 4 4 8 FX gain – – (1) Manufacturer’s profit in inventory adjustment – – 9 Other expense, net 1 – 7 U.S. GAAP adjustment – – 6 Adjusted EBITDA $35 $41 $50 (1) (2) 156

ALENT RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA Note: Numbers are presented in accordance with E.U. IFRS 1. Includes $4 million, $10 million and $8 million in 2012, 2013 and 2014, respectively, for restructuring; includes $7 million loss on construction contract in 2012; includes $7 million of litigation and settlement charges in 2014; includes $6 million and $3 million of disposal and closure costs in 2012 and 2014, respectively; includes $2 million of impairment charges in 2014; includes $2 million of litigation settlement income in 2014; includes $0.2 million of profit on disposal of operations in 2014. December 31, (amounts in millions) 2012 2013 2014 Net income available to shareholders £45 £62 £47 Adjustments to reconcile net income to Adjusted EBITDA: Pro forma adjustment to operating profit before JVs and exceptionals (6) – – Depreciation 9 9 9 Share of post-tax joint venture profit – (1) (2) Exceptional items(1) 16 10 18 Demerger costs 11 – – Net finance costs 4 7 45 Income tax costs 28 16 27 Equity based compensation (2014 adjustment only) – – 1 IFRS to U.S. GAAP Adjustment – – 1 Adjusted EBITDA £106 £102 £106 157

RECONCILIATION OF REPORTED SALES TO COMPARABLE SALES 158 Predecessor Successor Combined Successor (amounts in millions) 2012 2013 2013 2013 2014 2015 Performance Solutions $731 $628 $118 $746 $755 $801 Acquisitions: Alent 1,131 – – 1,071 1,063 848 OM 175 – – 174 172 142 Performance Solutions Comparable Sales 2,038 628 118 1,992 1,990 1,791 Agricultural Solutions – – – – 88 1,741 Acquisitions: Arysta 1,467 – – 1,542 1,532 88 CAS 409 – – 449 381 – Agriphar 168 – – 171 169 – Agricultural Solutions Comparable Sales 2,044 – – 2,162 2,171 1,829 Total Comparable Sales $4,082 $628 $118 $4,154 $4,161 $3,620 Note: 2012 - 2015 financials include MacDermid, CAS, Arysta, Agriphar, OMG EC & PM and Alent. Excludes estimated run-rate synergies. MacDermid and CAS prepared in accordance with US GAAP. Agriphar financials prepared in accordance with Belgium GAAP for 2012-2013 and US GAAP for 2014-2015. Arysta financials prepared in accordance with IFRS for 2012 - 2013 and US GAAP for 2014-2015. Arysta Adj. EBITDA includes Goemar for 2013 and pre-acquisition 2014 period. Alent Adj. EBITDA prepared in accordance with IFRS for 2012 – 2013 period., US GAAP in 2014.

RECONCILIATION OF REPORTED ADJ. EBITDA TO COMPARABLE ADJ. EBITDA 159 Predecessor Successor Combined Successor (amounts in millions) 2012 2013 2013 2013 2014 2015 Performance Solutions $162 $153 $27 $180 $196 $224 Acquisitions: Alent 168 – – 161 175 143 OM 32 – – 33 30 28 Corporate cost allocation – – – – 16 12 Performance Solutions Comparable Adj. EBITDA 363 153 27 375 416 407 Agricultural Solutions 16 343 Acquisitions: Arysta 268 – – 299 293 3 CAS 79 – – 101 89 – Agriphar 35 – – 41 47 – Corporate cost allocation – – – – – 36 Agricultural Solutions Comparable Adj. EBITDA 382 – – 441 446 382 Total Comparable Adjusted EBITDA $745 $153 $27 $816 $862 $789 Note: 2012 - 2015 financials include MacDermid, CAS, Arysta, Agriphar, OMG EC & PM and Alent. Excludes estimated run-rate synergies. MacDermid and CAS prepared in accordance with US GAAP. Agriphar financials prepared in accordance with Belgium GAAP for 2012-2013 and US GAAP for 2014-2015. Arysta financials prepared in accordance with IFRS for 2012 - 2013 and US GAAP for 2014-2015. Arysta Adj. EBITDA includes Goemar for 2013 and pre-acquisition 2014 period. Alent Adj. EBITDA prepared in accordance with IFRS for 2012 – 2013 period., US GAAP in 2014.

RECONCILIATION OF CAPITAL EXPENDITURES + PRODUCT REGISTRATIONS TO COMPARABLE CAPITAL EXPENDITURES 160 Predecessor Successor Combined Successor (amounts in millions) 2012 2013 2013 2013 2014 2015 Reported: Capex $13 $9 $2 $11 $19 $48 Investment in product registrations 34 Add Capex in AP – – – – 2 3 Acquisitions: Alent 26 – – 21 19 18 OMG Assets 3 – – 6 2 5 Arysta 76 – – 38 46 4 CAS 5 – – 7 10 – Agriphar 4 – – 5 14 – Total Comparable Capex $127 $9 $2 $89 $112 $112 Note: 2012 -2015 financials include MacDermid, CAS, Arysta, Agriphar, OMG EC & PM and Alent.. MacDermid and CAS prepared in accordance with US GAAP. Agriphar financials prepared in accordance with Belgium GAAP for 2012-2013 and US GAAP for 2014-2015. Arysta financials prepared in accordance with IFRS for 2012 -2013 and US GAAP for 2014-2015. Alent financials prepared under IFRS for 2012 –2015. 1. 2012 Alent CapEx excludes $9m of Alent corporate building and land CapEx related to the de-merger. 2. The CAS and Agriphar amounts for the pre-acquisition periods exclude certain costs associated with obtaining registrations that are capitalized in accordance with Platform’s accounting policy. (2) (2) (1)